United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A - 4

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 2, 2012

Date of Report

OAK RIDGE MICRO-ENERGY, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the markets in which we have and may participate in the future, competition within our chosen industries, the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations.

NAME REFERENCES

In this Current Report, references to “Oak Ridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Oak Ridge Micro-Energy, Inc.,” the Registrant, which is a Colorado corporation, and where applicable, include the current and intended business operations of Carbon Strategic Pte Ltd, a corporation organized under the laws of Singapore (“Carbon Strategic”), our acquisition of which, by purchase of this wholly-owned subsidiary, is discussed below under Item 1.01.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin-film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oak Ridge,” the “Company,” “we,” “our,” and  “us,” when discussing our business and intended business in Item 5.01 below.

Item 1.01 Entry into Material Definitive Agreement.

ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

We, Newmark Investment Limited, a corporation organized under the laws of Hong Kong (“Newmark”), and Carbon Strategic Pte Ltd, a corporation organized under the laws of Singapore (“Carbon Strategic”), executed and delivered a Share Purchase Agreement on October 2, 2012 (the “SPA”).  The SPA was closed on October 8, 2012.  Pursuant to the SPA: (i) we acquired all of the outstanding shares of Carbon Strategic, in consideration of the issuance of 94,130,440 shares of our common stock comprised of United States Securities and Exchange Commission (the “SEC”) Rule 144 defined “restricted securities”; (ii) subject to the closing and the reservation of $190,579.31 to pay or compromise $190,579.31 of our agreed upon outstanding liabilities at the closing from a $700,000 cash payment made by Newmark under the SPA, which had been deposited in the trust account of our  legal counsel; Mark L. Meriwether, our then sole director and executive officer, was paid $150,000 and 3,000,000 shares of our common stock, also comprised of Rule 144 “restricted securities,” in payment of a Termination of Employment Agreement Fee; and $500,000 ($309,420, after deducting the funds reserved for payment of these liabilities) for entering into a two (2) year Consulting Agreement with the Company; (iii) the name of the Company was to remain “Oak Ridge Micro-Energy, Inc.,” and our common stock was required to be quoted on the OTCBB as a condition of the closing; (iv) Mr. Meriwether was responsible for paying Dr. John Bates, our former Chief Technical Officer, the sum of $10,000 for the Company’s purchase of Dr. Bates’ interest in Oak Ridge Micro-Energy, Inc., a Nevada corporation (“Oak Ridge Nevada”), and then 90% owned subsidiary of the Company into which all of our thin-film battery technology was conveyed on or about November 8, 2011, when Dr. Bates acquired his 10% interest in Oak Ridge Nevada in exchange for 818,898 shares of the Company’s common stock owned by Dr. Bates that were subsequently cancelled by us (see our Company’s 8-K Current Report dated November 8, 2011, and filed with the SEC on such date, and which is incorporated herein by reference); the acquisition of Dr. Bates’ interest in Oak Ridge Nevada was a condition of the closing and was completed prior to the closing; (v) Mr. Meriwether resigned as our President, Treasurer and the Secretary on the closing, while remaining on our Board of Directors, and Jeffrey John Flood, the Managing Director of Carbon Strategic, was elected to serve on our Board of Directors and to the positions of our President, Secretary and Treasurer; and (vi) Mr. Flood was to execute a one (1) year Employment Agreement with the Company at a salary to be determined.  As of the date of this Current Report, no Employment Agreement has been executed by Mr. Flood , and no compensation for Mr. Flood’s expected services to us has been negotiated or agreed upon.

The SPA contained customary and usual representations and warranties of the parties, along with various covenants to be observed and conditions to the obligations of each to close the SPA.

A copy of the SPA was attached to our Current Report on Form 8-K dated October 2, 2012, and filed with the SEC on October 9, 2012, and which is incorporated herein by reference.  Copies of Mr. Meriwether’s Termination of Employment Fee Agreement and his Consulting Agreement were attached to our Current Report on Form 8-K/A dated October 2, 2012, and filed with the SEC on October 12, 2012, and which are also incorporated herein by reference.  See Item 9.01.  The foregoing summary of the SPA and the summaries of Mr. Meriwether’s Termination of Employment Fee Agreement and his Consulting Agreement, the terms and conditions of which are discussed below under the heading “Meriwether Agreements,” are modified in their entirety by such references.

Carbon Strategic specializes in designing and developing project models for sustainable forest development and forest conservation through biodiversity, REDD (“Reduced Emissions from Deforestation and Degradation”) carbon mechanisms, sustainable forestry practices, carbon origination for renewable energy projects and strategic solutions for sustainable practices in this industry.  See the caption “Business” of Item 5.01 below.

Accounting Treatment of the SPA

A transaction like the SPA whereby a majority of our voting shares were issued to Newmark and its designees is accounted for as a “reverse” acquisition.  Although the SPA was structured such that Carbon Strategic became a wholly-owned subsidiary of ours, Carbon Strategic has been treated as the acquiring company for accounting purposes under Accounting Standards Codification 805-40, Reverse Acquisitions, due to the following factors: (i) Carbon Strategic’s stockholder received the larger share of the voting rights under the SPA (approximately 94%); (ii) Newmark, the sole stockholder of Carbon Strategic, received equal representation on the Board of Directors of the Company by the SPA’s requirement that Mr. Flood be elected to the Board of Directors; and (iii) Carbon Strategic’s senior management prior to the SPA (Mr. Flood) holds all senior management positions in the Company post-SPA. Mr. Flood was the Managing Director of Carbon Strategic prior to the closing of the SPA.

Meriwether Agreements

Meriwether Termination of Employment Fee Agreement

Section 10.10 of the SPA specified that Mr. Meriwether would be paid $150,000 and be issued 3,000,000 shares of our common stock comprised of Rule 144 defined “restricted securities; he was granted “piggy-back” registration rights on these 3,000,000 shares, subject to pro rata cut backs under SEC Rule 415.  In consideration of the cash and stock consideration, Mr. Meriwether terminated all employment agreements to which he and we were party; and resigned as our President, Secretary and Treasurer.  The Termination of Employment Fee Agreement was executed and delivered with the closing of the SPA and contained these terms.  Mr. Meriwether has been paid this sum and issued these shares.

Meriwether Consulting Agreement

Section 10.10 of the SPA also specified that Mr. Meriwether would enter into a two (2) year Consulting Agreement, which Consulting Agreement was also executed and delivered with the closing of the SPA.  Under the Consulting Agreement, Mr. Meriwether was to be paid $500,000, less all of our outstanding liabilities amounting to $190,579.31 at closing, which included the payment of legal, accounting, Edgar and XBRL fees related to the preparation and filing of our 10-Q Quarterly Report for the quarter ended September 30, 2012; and Mr. Meriwether was also required to pay the $10,000 to Dr. Bates for his 10% interest in Oak Ridge Nevada, which is discussed above under the heading “Entry into Material Definitive Agreement” of this Item 1.01.  That resulted in a net payment to Mr. Meriwether or his designees at the closing of $299,420 under the Consulting Agreement.  Further, if Mr. Meriwether compromises any of these liabilities for less than the sum recorded in our books and records, Mr. Meriwether is entitled to the difference resulting from any such compromise.  Mr. Meriwether’s fees paid under the Consulting Agreement were non-refundable.  The Consulting Agreement provides for services by Mr. Meriwether in connection with the transition resulting from the change in control following the closing of the SPA, including services related to knowledge, information or introduction regarding all contracts, customers and suppliers, and to the extent of his knowledge and experience, services related to our thin-film battery technology.   All services are to be rendered in Salt Lake City, Utah; if travel is required, Mr. Meriwether will be reimbursed for all expenses.  Mr. Meriwether is an independent contractor under the Consulting Agreement, responsible for all taxes of any kind resulting from fees received under the Consulting Agreement; and he is subject to strict confidentiality provisions respecting our confidential or proprietary data, intellectual property information or techniques, suppliers, contacts, customers or employees or otherwise.

.

SPA Capitalizations Tables

The following are capitalization tables that reflect our pre-SPA closing outstanding shares of common stock and principal holders thereof and our post-SPA closing outstanding shares of our common stock and principal holders thereof, among other information:

Oak Ridge Pre-SPA Closing Capitalization Table

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Mark L. Meriwether	934,667(2)	32.6%
Common Stock	Public Shareholders	1,934,893	67.4%
	Total	2,869,560	100%

(1) Percentages are based on 2,869,560 shares of common stock being outstanding at October 8, 2012, the date of the closing of the SPA.

(2) Mr. Meriwether beneficially owned 829,721 of our shares of common stock in his own name; 14,730 shares owned by Collette Meriwether, his wife; and 35,669 shares held in the name of BC Ventures, a company that Mr. Meriwether owns.  For the purposes of this table, 54,547 shares owned by Confetti Enterprises is also shown as being beneficially owned by Mr. Meriwether, though Ms. Meriwether claims full ownership of those shares.

Oak Ridge Post-SPA Closing Capitalization Table

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Mark L. Meriwether	934,667(2)	.93%
Common Stock	Public Shareholders	1,934,893	1.93%
Common Stock	Mark L. Meriwether	3,000,000(3)	3.0%
Common Stock	Newmark Investment Limited	92,000,000(4)	92.0%
Common Stock		2,130,440(5)	2.13%
	TOTAL	100,000,000	100%

(1) Percentages are based on 100,000,000 shares of common stock being outstanding at October 8, 2012, the date of the closing of the SPA.

(2) Mr. Meriwether beneficially owned 934,667 shares prior to the closing of the SPA.

(3) Mr. Meriwether received 3,000,000 shares of our common stock under the Termination of Employment Fee Agreement described above under the heading “Meriwether Agreements” of this Item 1.01.

(4) These shares of our common stock were part of the 94,130,440 shares issued to Newmark under the SPA.

(5) These shares of our common stock were issued to the designees of Newmark.

Item 2.01 Completion of Acquisition or Disposition of Assets.

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The following is a description of the assets we acquired under the SPA.  Also, see Item 1.01 for information regarding the execution and delivery and the closing of the SPA; and the nature and amount of consideration paid or received under the SPA.  There were no prior relationships between Newmark, Carbon Strategic or Mr. Flood and us prior to the execution and delivery of the SPA, except that: (i) on August 14, 2012, Carbon Strategic acknowledged and accepted our legal counsel’s Engagement Letter, which was addressed to us and that outlined legal services to be performed for us in regards to the SPA and that such legal counsel would only be representing us under the SPA; and the Letter of Intent regarding the acquisition of Carbon Strategic that was executed on August 15, 2012, and reported in our 8-K Current Report dated August 15, 2012.  The Engagement Letter provided for payment of a $50,000 retainer by Carbon Strategic for legal fees and costs that we may incur in connection with the SPA, which such sum was wired to the trust account of our legal counsel on or about September 19, 2012.  The Letter of Intent expired on or about September 29, 2012.

General Information on Forests and Climate Change

Forests, through the process of photosynthesis, remove carbon dioxide from the atmosphere and store it as biomass. This process is referred to as carbon sequestration.  The rate of carbon sequestration is related to the rate of tree growth and is dependent on many factors, including the tree species, rainfall, access to moisture, movement in the soil and soil conditions.  The accumulative effect of carbon sequestration in forests is responsible for them functioning as carbon “sinks.”

The tropical forests of the world today cover approximately 1.5 billion hectares (sometimes referred to herein as “Ha”) (one Ha comprises approximately 2.7 acres), of which approximately 13 million are lost annually.  Tropical rainforests are the most biologically diverse ecosystems on Earth. The virgin rainforests of our planet are home to approximately 60% of all the biological diversity on Earth.  Forests are essential to the well-being of the world’s poorest societies. More than 1.6 billion people depend, to varying degrees, on forests for their livelihoods, such as for fuel, medicinal plants and food.  Of these, about 60 million indigenous people depend entirely on forests.

Rainforest clearing represents the world’s third greatest source of greenhouse gas emissions, accounting for up to 20% of greenhouse gas emissions globally, meaning that about 5.8 billion tonnes or metric tons of CO2 equivalent (CO2e) are being released into the atmosphere each year by rainforest destruction.

Climate change has rapidly changed our view on the value of forest ecosystems.  Existing forests are now considered valuable ecological infrastructure, vital to global efforts to prevent climate change.

REDD – Reduced Emissions from forest Degradation and deforestation

REDD is a financial and carbon trading mechanism that creates an incentive for developing countries to protect, better manage and wisely use their forest resources, contributing to the global fight against climate change.   REDD strategies aim to make forests more valuable standing than they would be cut down, by creating a financial value for the carbon stored in trees.  A carbon offset is created for the reduction of emissions of carbon dioxide to compensate for an emission elsewhere.  The two principal markets for these carbon offsets are the United Nation’s Kyoto Potocol and the EU Emission Trading Scheme, both of which are primarily utilized in the compliance market, by companies, governments and others, to buy carbon offsets in order to comply with caps on carbon dioxide emissions.  There is also a smaller, voluntary market, where individuals and entities acquire carbon offsets to mitigate their own carbon emissions.  International decision making at the United Nations regarding carbon markets and projects has been slow and considered, though progress is being made.  We believe that the signatory nations to the UNFCCC (“United Nations Framework Commission on Climate Change”) will agree to a United Nations regulated REDD carbon credits market by 2015.

Forests that under a Business As Usual (“BAU”) development scenario or plan are “threatened” or would have been deforested or degraded are eligible for REDD Carbon Project Development.  Threats include planned and illegal deforestation for timber supply, clearing for agriculture and urban growth.

Forest ecologists calculate the amount of carbon that would have been emitted into the atmosphere under this BAU scenario.  Once approved, the REDD project is awarded the number of carbon credits equaling this emission calculation for sale onto the global carbon markets.  These credits are issued in relatively equal tranches over the 20 to 30 year duration of the REDD project.  Under generally accepted international standards, a certain proportion of these issued credits , as set by the international body that issues the credit, are reserved to cover any incidents that reduce the carbon value of the forest during the REDD project’s duration. The reserve amounts are approximately 30% of the issued credits, and are held in a “buffer” account by the issuing international body, to ensure that the correct number of REDD carbon credits that have been issued for the project involved are earned and to protect against events like fire, forest removal or other events that would reduce the value of the issued credit.   These reserved credits are intermittently released, approximately every five (5) years , and may sold by the owner on any market that may exist for these credits .  Carbon credits must be issued before they can be traded, and we believe none can be issued to Carbon Strategic until our nine (9) step process outlined below under the heading “REDD Project Development Process” is completed.  We will require additional funding to complete the development of our current carbon credit projects and to develop others in the future, none of which is assured.  We are considering various methods to raise funding for these projects, including offering debt or equity in Carbon

Strategic or our Company, direct investment on a project by project basis and developing relationships with others who have similar goals.

The primary objective of REDD projects is to reduce greenhouse gases.  However, REDD projects can deliver “co-benefits” such as biodiversity conservation and sustainable livelihoods for impoverished forest owners and inhabitants.  REDD projects that deliver such co-benefits are termed REDD+. The funds received from carbon credits sales are to be used to protect the forest and achieve sustainable development outcomes for communities in the REDD project area and region.

Carbon Strategic is a carbon origination and trading company with the following portfolio of REDD Carbon projects:

•

Papua New Guinea

o

22 projects with Traditional Land Owner Communities totaling 18,321,317 hectares.

•

The Republic of Indonesia

o

8 projects with three provincial governments and five Kabupaten governments totaling 3,872,858 hectares.

These REDD Carbon projects are not listed on Carbon Strategic’s balance sheet as the efforts to obtain the underlying contracts were the result of the services of Carbon Strategic’s management.  Carbon Strategic believes that the REDD Carbon Credits that may accrue as a result of its project contracts have substantial value, based upon appraisals it has obtained; however, there is no current established trading market for REDD Carbon Credits, and these REDD Carbon Credits will not accrue to Carbon Strategic unless and until it completes the REDD Project Development Process outlined below, of which it is presently at Stage 5 of the 9 items of this process.  No assurance can be given as to the value these REDD Carbon Credits will realize to the benefit of the Company or its stockholders, if and when this process is complete.  Carbon Strategic’s balance sheet currently reflects a stockholders’ deficit.

Carbon Strategic, as the REDD Carbon project developer, has the following roles and responsibilities:

•

Identify suitable project areas and forest owners (government and community) with which to work with as their exclusive REDD Carbon Project Development Partner to conserve the forest through a REDD project.

•

Work with the forest owners to prepare an appropriate Forest Management Plan to protect the forest for the project lifetime (20 to 30 or more years).

•

Prepare all technical, financial and legal documentation necessary for the development and registration of the REDD Carbon project.

•

Secure project financing to prepare documentation to quantify the amount of green house gas emissions that have been avoided from being released into the atmosphere as a direct result of the conservation of the forest to create the REDD Carbon Credits.

•

Manage the commercialization of the project through the sale or trade of the REDD Carbon Credits.

•

Work with the forest owners to establish structures and systems for the management of the proceeds of the REDD Carbon Credit trades or sales.  Funds are invested into sustainable development initiatives and for project maintenance.

•

Manage ongoing REDD project operations for the term of the project (usually 30 years).

Carbon Strategic Papua New Guinea REDD Carbon Credit Projects

Contracts were signed with 22 local indigenous or traditional communities over the period March 26, 2008, to March 7, 2011.

Over this period, two versions of our Service Agreement were utilized.  In November, 2009, a decision was made to add further clauses to the original Service Agreement to provide more detailed information for any party reading the contract.

The original Service Agreement (“OSA”) and the updated Service Agreement (“USA”) vary in the following ways:

•

Recitals: The USA included two additional recitals to provide a more detailed description of the purpose of the REDD Carbon project and the definition of a REDD Carbon project.

•

Section 3: A clause was added to provide more detail on the funds management procedures in the event that a forward trade of the projects carbon credits was achieved.

•

Sections 5 and 6: More detail was provided on how Carbon Strategic will develop and monetise the REDD Carbon project.

•

Section 7: A clause was added to be more specific on how the REDD Carbon Credits will be used to form a risk management buffer to protect the project in the event of a natural or man made threat to the forest asset.

•

Section 15: The OSA had a term whereby the client could terminate the OSA in the event that Carbon Strategic could not sell more than 30% of the REDD Carbon Credits issued from the project and available for trading in the first year.  In 2008, the carbon market was in its infancy and this was a concern for most clients.  However, by 2009, it was evident that this was not a risk to the project and this clause was removed.

•

Section 23: The USA provided more detail on the rights of Carbon Strategic under the Power of Attorney provided by the client with respect to developing and monetising the project.

The Table at the end of each Form of contract sets forth the full list of contracted projects in Papua New Guinea and delineates the clients that signed under the OSA and USA.  Forms of each of these two contract templates were attached to our Current Report on Form 8-K/A dated October 2, 2012, and filed with the SEC on October 12, 2012, and which are also incorporated herein by reference.  See Item 9.01.

Carbon Strategic Indonesian REDD Carbon Credit Projects

Contracts were signed with eight projects with three provincial governments and five Kabupaten governments over the period April 27, 2009, to November 15, 2010.  During this period, two versions of the Service Agreement were utilized.

In January, 2010, a decision was made to modify the original Service Agreement (“OSA”) to provide more detailed information for any party reading the contract and to be more specific in its reference to forestry regulations.  A new law firm was engaged to prepare the updated Service Agreement (“USA”), using the OSA as a guide.

Although the material difference in the terms of the obligations and commercial opportunities for Carbon Strategic between the OSA and USA contracts were minor, the extensive formatting changes made to the OSA and other additions and removals from the OSA dictate that the contracts in Indonesia should be considered as two separate groups.

The Table at the end of each Form of contract sets forth the full list of contracted projects in Indonesia and delineates the clients that signed under the OSA and USA.  Forms of each of these two contract templates were attached to our Current Report on Form 8-K/A dated October 2, 2012, and filed with the SEC on October 12, 2012, and which are also incorporated herein by reference.  See Item 9.01.

REDD Project Development Process

We have outlined our own development process to obtain carbon credits, based upon our development experience of carbon credit projects, which consists of the following nine (9) stages:

1.

Introduction and Service Agreement: Identify suitable project areas and forest owners (government and community) with which to work with as their exclusive REDD Carbon Project Development Partner to conserve the forest through a REDD project.

2.

Feasibility: Assessments of the likely emission reductions resulting from the project (additionality), potential for mitigated emission sources shifting to a different area (leakage) and the likelihood of the emission reductions being permanent (permanence).  The outputs of technical feasibility assessments target our four main criteria for a feasible project: scientific, operational, financial and political feasibility.  From this, Carbon Strategic is able to then make an informed decision on investment in future development.

3.

Preliminary ground-truthing field survey: Establish initial project parameters, such as: the current condition of the forest, drivers of greenhouse gas emissions from deforestation or peatland areas where there is an accumulation of partially decayed vegetation, check project boundaries and verify forest cover classifications and tree population density.  Spatial boundaries of the project can be finalized by drawing upon a large in-house database of spatial planning data for regions throughout Indonesia.  Collection of initial ground parameter data is needed for reliable and informed project planning and development.

4.

Consents: Local and forest communities are at the core of every REDD+ project. Their active inclusion, approval and participation in the project are critical.  Inclusion and approval of the project by local communities is not an activity, it must be a focus.  Work with local partner organizations with whom to implement a process of free, prior and informed consent (“FPIC”).

5.

Baseline (business as usual) greenhouse gas emissions: These are the changes in carbon stock and/or emissions that would be expected to occur if there were no project intervention or mitigation activities implemented by the client or project proponent.  Given this knowledge, specific greenhouse gas emission mitigation projects can be identified and developed.  Once these projects, such as a REDD project or a reforestation project, have been identified, it is possible to model the likely impact that the project will have in terms of its ability to reduce greenhouse gas emissions.

6.

Biomass survey: This stage involves the ground-level measurement of above and below-ground biomass existing inside a project area.  This includes direct measurements of forest parameters such as: tree heights, diameters, canopy sizes and species identifications.  Current best practices in biomass surveys normally always involve direct field measurement on the ground and high resolution photography aerial surveys.  A digital mosaic of the forest can be created and provide a basis for biomass estimates across the entire forest area.  The aim of this stage is to calculate the entire above and below-ground biomass of the project area using data gathered from the forest area.

7.

Final baseline determination: The incorporation of biomass data from the field into the original initial baseline estimation. Biomass data is converted into a carbon equivalent (metric tons of carbon).  The baseline BAU scenario considers the likely changes in above and below ground land use over time, including the likelihood of forest loss and/or drainage of peat wetlands.  By combining data from the field with the baseline scenario, a reliable estimation of actual carbon emissions can be calculated.  From this, the corresponding impact of the project can be reported in terms of the amount of greenhouse gases prevented from being released, and thus the number of likely carbon credits that can be achieved as a result of the project

8.

Assessment of conservation value of forest: High conservation value forest (“HCVF”) is a term from the Forest Stewardship Council (“FSC”).  It is a forest management designation often used in the forestry sector to describe forests meeting certain criteria defined by the FSC principles and criteria of forest stewardship.  HCVF areas have the following attributes:

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Forest areas containing globally, regionally or nationally significant: concentrations of biodiversity values and/or large landscape-level forests where viable populations of most if not all naturally occurring species exist in natural patterns of distribution and abundance;

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Forest areas that are in or contain rare, threatened or endangered ecosystems;

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Forest areas that provide basic services of nature in critical situations; and

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Forest areas fundamental to meeting basic needs of local communities and/or critical to local communities’ traditional cultural identity.

Assessing the presence of these areas within project areas is an important and critical step for REDD projects.  Projects wishing to qualify for the climate, community and biodiversity alliance standards are required to report on the HCVF status of their project areas.

9.

Project design documentation: The draft project design document (“PDD”) is prepared for submission to an international standards body such as:

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Voluntary Carbon Standard (“VCS”);

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Climate, Community and Biodiversity Alliance (“CCBA”); and

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The Clean Development Mechanism (“CDM”).

PDDs can be seen as the comprehensive final report introducing a project to the carbon market, investors, donors and governments.  Normally, these reports cover aspects of project planning, forest management and detail the GHG emission reductions resulting from the project, including the methodological calculations used.

Carbon Strategic has reached Stage 5 of the project development process for all of its REDD Carbon projects.

General Risks

Carbon Strategic’s methodology for REDD project development allocates risk and liability to the party best able to bear and manage that risk or accept liability. The development philosophy is based on guarantying to the greatest extent possible, Carbon Strategic from risk.

The first key building block is that Carbon Strategic does not take a proprietary or beneficial interest in the forest land.  This means that Carbon Strategic is not exposed to any statutory or common law (dependent on jurisdiction) liabilities that are attached to land ownership.

The forest project is implemented through a contractual structure executed between Carbon Strategic and the “owner” of the land subject to the forest project.  The forest owner may have the equivalent of private title to the

forest or hold the forest under a crown interest.  Carbon Strategic’s role is limited to that of project developer and sponsor.   All funds received from carbon credit sales are deposited into a project trust account (“PTA”) for each particular project.  Carbon Strategic will be paid 20% of these gross revenues; and the forest owner will be paid 80% of these gross revenues, after deduction of the independent trustee’s fees and related expenses, none of which is the responsibility of Carbon Strategic .

REDD Carbon Credit Developmental Risks

Globally, the REDD project methodology is in its infancy. While a number of projects have been developed and commercialized, there is a risk that international and project country regulatory requirements may change and markets for REDD Carbon Credits may not evolve as we anticipate.  These risks are shared by all participants in the forest project.

REDD Carbon Credit Sovereign Risks

REDD projects are typically undertaken in jurisdictions with less evolved legal systems where sovereign intervention is a risk.  The form of any sovereign intervention is uncertain.  The forest project mitigates this risk by holding funds off-shore until application in the project development process.  The impact of any sovereign intervention on the forest project is shared by all parties.

REDD Carbon Credit Fraud Risks

In any trading scheme there is the risk of fraud.  The Carbon Strategic methodology manages fraud through independent monitoring, multiparty (forest owner, independent trustee and Carbon Strategic) representation on all approval committees and allocation of the first loss from any financial consequence to the forest owner.

Carbon Strategic is not exposed to risk from:

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Land ownership – this remains with the forest owners.

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Implementation of the sustainable investment scheme, which is undertaken by the forest owners.

Carbon Strategic has limited exposure to:

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Destruction of the forest that is not covered by insurance or of a magnitude that imperils the forest project.  Exposure is limited to financial loss.

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Collapse of the forest project, which exposure is limited to financial loss other than if Carbon Strategic is held to have committed fraud or negligence.

Carbon Strategic is exposed to:

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Reputational risk as promoter and developer of the forest project.

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Total economic loss if the forest project development costs are incurred and no carbon forward sales occur.

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Sovereign Risk.

All carbon credit trading will be exposed to, among other risks:

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Resolution of issues related to certificates representing the carbon credits, their transfer and deposit for trading and delivery, much like securities are handled by the Depository Trust Company, in order to maintain an efficient trading market.

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Customary issues relating to sales of futures or other derivatives of carbon credits that can result in the manipulation of any trading market for carbon credits, with little use or concern for the underlying carbon credits.

•

Fraudulent issuances of carbon credits.

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Volatility in prices.

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The adverse effect of “block” trades of carbon credits.

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Adverse publicity.

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Lack of long term acceptance of REDD carbon credits.

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Reclassification of carbon credits by international bodies regulating them.

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The cessation of funding by international bodies regulating carbon credits.

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The inability to finance carbon credit production or projects.

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Failure to produce expected carbon emission reductions that can negatively affect the trading market.

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Lack of transparency in the carbon credit market.

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Lack of a stable, historical market and acceptance of the REDD carbon credits.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01, including the heading “SPA Capitalization Tables.”

The shares issued to Newmark (92,000,000) and its designees (2,130,440) under the SPA were issued in reliance on Regulation S of the SEC.  Each of the recipients of these securities was a non-“U.S. Person” as that term is defined in SEC Rule 902(k).

The shares issued to Mr. Meriwether were issued in reliance on the registration exemption contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), in a private placement not involving a public offering.  Mr. Meriwether is an “accredited investor” and one of our directors; he was also the President, Secretary and Treasurer of our Company on the closing of the SPA and had served in those capacities for many years.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 31, 2012, we filed our Current Report on Form 8-K/A-3 that included financial statements of Carbon Strategic for the three months ended September 30, 2012, and 2011, and the period from inception (October 8, 2008) to September 30, 2012; and for the fiscal years ended June 30, 2012, and 2011, and for the period from inception (October 8, 2008) through June 30, 2012, that were not audited in accordance with U.S. generally accepted auditing standards by our independent auditor.  These financial statements also included proforma financial statements for the periods ended September 30, 2012, and June 30, 2012, reflecting our acquisition of Carbon Strategic on October 8, 2012. We concluded on April 17, 2013, that these financial statements should not to be relied upon.  We do not have an audit committee; these matters were discussed with our independent auditors by our Board of Directors and our legal counsel on completion of the financial statements of Carbon Strategic that accompany this Current Report, which occurred on April 17, 2013.  See Item 9.01.

Item 5.01 Changes in Control of the Registrant

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the markets in which we have and may participate in the future, competition within our chosen industries, the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations.

NAME REFERENCES

In this Current Report, references to “Oak Ridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Oak Ridge Micro-Energy, Inc.,” the Registrant, which is a Colorado corporation, and where applicable, include the current and intended business operations of Carbon Strategic Pte Ltd, a corporation organized under the laws of Singapore (“Carbon Strategic”), our acquisition of which, by purchase of this wholly-owned subsidiary, is discussed below under Item 1.01.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin-film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oak Ridge,” the “Company,” “we,” “our,” and  “us,” when discussing our business and intended business in Item 5.01 below.

The following information is given under Item 501(a)(8) of Form 8-K, though the Company is or has been a “shell company” as that term is defined under SEC Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

DOCUMENTS INCORPORATED HEREIN BY REFERENCE

For a description of documents incorporated herein by reference that provide additional information about the information presented in the Current Report and under this Item 5.01 (and as allowed by Item 5.01(8) of Form 8-K), see Item 9.01.

BUSINESS

We are presently engaged in two lines of business in two separate and distinct industries, (i) the licensing, further development and marketing of our thin-film battery technology; and (ii) REDD Carbon Credit forestry projects.  We anticipate that we will create a website for our businesses in the near future.

Thin-Film Batteries

We license thin-film, solid-state batteries for industrial, government, and medical applications. Our thin-film battery is rechargeable, lithium-based, and the active battery layers are significantly thinner than common plastic wrap. Our batteries are intended for applications such as wireless smart sensors that operate in harsh environments, security cards, radio frequency identification (“RFID”) tags, semiconductor non-volatile memory chips and implantable medical devices.  Once commercialized, we believe the small size of this new battery technology will greatly improve existing products and enable the development of many new products requiring micro-power. Our prototype cells on ceramic substrates are 0.024 of an inch (0.62 mm) thick.  These prototypes were manufactured by us during 2004 to 2007, when most of our early research and development of our technology was completed and our initial manufacturing process was developed.  We are presently engaged in attempting to develop a low-cost and scalable thin-film deposition process for solid state electrolytes for lithium ion batteries using the “Multiplexed Electrospray Technology” instead of vacuum sputter deposition that is traditionally used.  “Electrospray” refers to a technique used to produce ionized electrically conductive non-scaled particles such as liquids droplets and solvates ions using high electrostatic fields.  See our 8-K Current Report dated February 1, 2013, and filed with the SEC on February 7, 2013, and which is incorporated herein be reference.  See Item 9.01.

Thin-film rechargeable lithium and lithium-ion batteries in which the component layers are less than 5 micrometers (0.0002 inches) thick were developed by Dr. John B. Bates and his team of scientists and engineers from more than a decade of research at the Oak Ridge National Laboratory (“ORNL”). Dr. John B. Bates retired from ORNL and became our Chief Technology Officer, an executive officer and a member of our Board of Directors, serving in various capacities from 2002 until 2009.  Dr. Bates’ expertise is still available to us on a consulting basis, depending on his time constraints.  The U. S. Department of Energy released the technology for commercialization through their licensing agent, UT Battelle LLC.  We were one of a number of non-exclusive licensees of this technology, but are no longer a licensee of ORNL and have focused on licensing our own technology.  Under the ORNL Licensing Agreement, the batteries were required to be substantially manufactured in the United States, unless a waiver was obtained. There was also the possibility of exportation limitations to certain countries.  We have not determined whether those types of limitations are applicable to our thin-film battery technology; however, generally, the United States prohibits certain technology from being exported to a number of countries, including, but not limited to countries where the export of the technology would not otherwise be in furtherance of world peace and the security and foreign policy of the United States.   Based upon this policy, our thin-film battery technology could be subject to some exportation limitations.

Unlike conventional batteries, thin-film batteries can be deposited directly onto chips or chip packages in any shape or size, and when fabricated on plastics or thin metal foils, the batteries are quite flexible. Some of the unique properties of thin-film batteries that distinguish them from conventional batteries include:

•

all solid state construction;

•

can be deep cycled thousands of times;

•

can be operated at high and low temperatures (tests have been conducted between -20 degrees C and 160 degrees C);

•

can be made in any shape or size;

•

cost does not increase with reduction in size; and

•

safe under all operating conditions.

Thin-film lithium-ion batteries have the additional advantage of being unaffected by heating to over 280 degrees Centigrade (“C”).  Many integrated circuits or IC’s are assembled by the solder reflow or surface mount process, in which all of the electronic components are soldered on the board at the same time by heating to temperatures as high as 280 degrees C for a few minutes.  Conventional batteries, such as coin or button cells, contain organic liquid electrolytes that cannot survive such temperatures, and therefore must be added to the circuits as a separate component, often manually.

In the past, we have manufactured in limited quantities lithium-ion batteries (model ORLI.0.5CL). Batteries have been delivered to a variety of potential customers who desired samples to evaluate for integration into their products. With our limited capital resources, we have been seeking a relationship with a third party manufacturing or licensing partner who will be able to scale up our manufacturing process and produce larger numbers of batteries for high-volume markets or companies who are interested in licensing our technology and integrating it into their product lines or developing new applications which require our unique patented technology in micro-power and high-power applications.  During this period of time and since 2008, we have been attempting to license our thin-film battery technology for various uses and purposes, without success.  We have been unable to raise the funding we believed was necessary to commercialize our technology because of the economic downturn in the United States and across much of the world that has substantially affected not only fund raising, but spending by businesses that could have benefited from our technology.  We believe our recent acquisition of Carbon Strategic will further our interests and business prospects and provide us with access to additional funding that may enable us to commercialize our technology in micro-power and some high-power uses.

In 2008, we believed we had completed our research stage and were entering the next stage in which we would focus our energy and resources on marketing and licensing the thin-film battery technology covered by our various patents, patents pending and proprietary information to suitable licensees across all industries.  Despite substantial efforts in attempting to license our technology, we have not been successful in obtaining any licensing arrangements or joint venture arrangement to further the development of this technology; however, following a long period of negotiations, which included discussions about funding further development of our thin-film battery technology, we acquired Carbon Strategic Pte Ltd. (“Carbon Strategic”) in October, 2012, which had a substantial interest in the further development and licensing of our thin-film battery technology, and Newmark, from whom we acquired Carbon Strategic, funded our $350,000 re-purchase of the laboratory equipment from Planar Energy Devices, Inc. (“Planar”) on October 31, 2012, that we sold to Planar in 2008 and that we used in our thin-film battery technology research and development.  See our 8-K Current Report dated October 31, 2012, and filed with the SEC on November 6, 2012, and which is incorporated herein by reference.  On November 30, 2012, we acquired additional equipment from Planar for $400,000 , also funded by Newmark, to further develop our manufacturing process of our thin-film batteries and to increase the licensing or joint venture prospects of commercializing our technology for micro-power needs and other high-power needs.  See our 8-K Current Report dated November 30, 2012, and filed with the SEC on December 6, 2012, and which is incorporated herein by reference.  On November 18, 2012, we also leased facilities in Melbourne, Florida, the city where the equipment acquired from Planar was located; these leased facilities now house our offices in Florida, laboratory and storage facilities for our further thin-film research and development.  See our 8-K Current Report dated November 18, 2012, and filed with the SEC on November 21, 2012, and which is incorporated herein by reference.  For information about the funds advanced by Newmark, please see the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the heading “Liquidity and Capital Resources” thereof, below.

We also have and continue to be in contact with several large-scale, multinational companies that have expressed interest in our thin-film battery technology and other uses of this technology in devices or products that require a high-power source.

In addition to issued and pending patents, we have numerous proprietary trade secrets in thin-film battery technology related to battery construction and thin-film processing.  Our licensing discussions have been difficult to conclude with licensing agreements or joint venture development agreements because all interested parties wanted access to all of our thin-film battery technology, including our proprietary information.  We have been reluctant to provide this disclosure without written agreements outlining the parties’ intentions and obligations, in addition to confidentiality agreements.  We believe that a pre-trial Memorandum Decision and Order in September, 2009, in an unreported case in United States District Court for the District of Utah, Central Division, will provide us with guidelines for greater protection of our technology disclosures under these types of situations in the future.  In the particular case, the court concluded that a Research Agreement between the parties protected all confidential information provided from the time that it was disclosed, regardless of the fact that there was an “integration” clause in the Research Agreement that was claimed to have superseded the prior Confidentiality Agreement between the parties.  In addition, the defendant in the case had used the confidential information for a completely separate matter not covered by the Research Agreement, which we deemed to be of significance.  The case was settled in mid-2012 prior to trial for a very substantial amount, and the defendant in that case was one of the largest pharmaceutical companies in the world; we believe these circumstances will help us protect our technology from third party development and uses not included in the initial understandings and agreements between us and those with whom we contract where the party using the confidential information benefits from the confidential information by the development of other valuable technology.  We also believe that following the guidelines in this Memorandum Decision and Order in future discussions about our technology will allow for greater protection of our technology and proprietary trade secrets and benefits derived from other uses, and may result in positive results in both licensing and joint venture discussions.

Principal Products or Services and Their Markets

Thin-film lithium and lithium-ion batteries are ideally suited for a variety of applications where a small power source is needed. They can be manufactured in a variety of shapes and sizes, as required by the customer. By using the available space within a device, the battery can provide the required power while occupying otherwise wasted space and adding negligible mass.

The range of possible applications of these batteries derives from their important advantages as compared to conventional battery technologies. They can be made in virtually any shape and size to meet the requirements of each application. The batteries are rechargeable, which means their size needs to be no larger than required to satisfy the energy requirements on a single cycle, thus reducing cost and weight, which in itself may give birth to new applications.

We believe that numerous new applications will become apparent continually.  At this point, anticipated uses include, among others:

•

diagnostic wafers for the semiconductor industry;

•

wireless sensors;

•

active radio frequency identification tags;

•

non-volatile memory backup; and

•

implantable medical devices.

Detailed Market Applications

As a consequence of their ultra thin profile, low thermal mass and their ability to operate in harsh environments, thin-film batteries are uniquely suited as power sources for wireless semiconductor processing diagnostic wafers.  Thin-film lithium batteries will eventually power wireless sensors smaller than the size of a dime that can detect biological or chemical contaminants, movement and pressure, and transmit this information to a local receiver.

Two decades ago, bar code technology revolutionized the way goods and merchandise were identified, priced and inventoried.  However, bar code technology is limited in its application by the need for an unobstructed line-of-sight or physical contact between the bar code and the reader.  Radio frequency identification eliminates this limitation. Active tags would contain circuitry that enables them to radio their location to a central receiver that would sort out the information as needed.  Some tags require a very thin battery to power the devices contained within it.

Non-volatile static random access memory is used in numerous products such as computers, time keeping chips and flash memory.  When the active power of a device with static random access memory is turned off, it is necessary to have a backup source of energy in order to retain memory in the chips.  Because of the very low leakage currents of the complimentary metal-oxide semiconductor transistors that make up the memory, only small batteries are necessary to retain the memory during periods when the device is removed from active power, such as might occur in a power outage.  Presently, non-rechargeable coin cells are used to backup non-volatile static access memory, but because they are not rechargeable and are produced in standard minimum sizes, the battery often dominates the size of the static random access memory package.  Since thin-film batteries have a very long cycle life, a thin-film battery many times smaller than a coin cell can be used as a backup power source.  Also, only solid-state thin-film lithium-ion batteries can withstand the high temperatures required for solder reflow assembly, allowing them to be integrated into circuits along with the other components.  Conventional coin cells must be added by hand. Thin-film batteries can also be deposited directly onto memory chips or chip packages, reducing the volume they occupy even further.

Because of their construction, small size and long cycle life, thin-film batteries are ideally suited for implantable medical devices such as neural stimulators, smart pacemakers and wireless diagnostic systems.

Distribution Methods of the Products or Services

Our improvements to our patented and proprietary thin-film battery portfolio  have readied our technology for manufacturing and product integration into many applications (see the heading “Principal Products or Services and Their Markets”), among many others, though we have had little funds to market and advertise licenses and have been unsuccessful in licensing our technology to date.  We believe the United States and world economy during the past five years has hindered us in these activities.  Although we believe that licensing our technology is the most cost effective and profitable method of penetrating the markets for our technology, for which we could receive royalty payments, we intend to conduct further research and development of our manufacturing process with the equipment we have recently acquired and other equipment we may acquire.  Years of discussions within the industry has given us a long list of potential companies and contacts who may benefit from our technology and we are actively pursuing our current contact list to discuss potential license agreements or joint venture development agreements as available funds allow.

Competitive Business Conditions and Smaller Reporting Company’s Competitive Position in the Industry and Methods of Competition

We believe there are six U.S. companies that have licenses for manufacturing thin-film batteries using the Department of Energy’s ORNL technology, based upon ORNL’s Partnerships Newsletter, Issue I, 2011, and, except as indicated below, all of which should be considered to be our competitors:

Infinite Power Solutions, Inc. (Littleton, CO); Front Edge Technology, Inc. (Baldwin Park, CA); Cymbet Corporation (Minneapolis, MN); Teledyne Electronic Technologies (Newport Beach, CA); Excellatron (Atlanta, GA); and Planar Energy Devices, Inc. (FL). The worldwide market for thin-film batteries may become quite large, and we view these other licensees as allies in promoting the value of thin-film batteries in the early years, whereas all licensees may become more competitive in later years. The other licensees began their businesses in 1998 or later. Some are better capitalized than we are; and some have greater manufacturing capacity at this point.  Some are focused solely on developing batteries, while others are diversified.  We believe, based upon our recent acquisition of equipment from Planar Energy Devices, Inc. on October 31, 2012, that Planar is no longer engaged in the development of thin-film battery technology; we also believe that it had been formed or funded by ORNL, based upon information provided to us previously by Planar.

According to Research and Markets,  which claims to be one of the world’s largest market research companies, other competitors in the thin-film batteries industry include GE, Panasonic Sanyo; Matsushita Industrial Co., Ltd., NEC, Saft, Toshiba, BYD; Berkshire Hathaway, LG Chem., Altair Nanotechnologies, Samsung, Sony, A123 Systems, with MIT technology, and Altair Nanotechnologies.

Sources and Availability of Raw Materials and Names of Principal Suppliers

Raw materials and manufacturing equipment for our thin-film battery technology are readily available from numerous sources in the United States.

Dependence on One or a Few Major Customers

Presently, our business is not dependent upon one or a few major customers.  We have prospects for licensing of our technology and parties that have expressed an interest in developing our technology for current intended uses and other high-power uses; however, we do not have any customers at this time.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, including Duration

A summary of our issued and pending patents, excluding proprietary information, is as follows:

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“Thin Film Battery and Electrolyte Therefor” U.S. Patent No. 6,818,356 (Nov. 16, 2004)

o

Expands our choice for the critical layer of the battery;

o

Changes the composition of the TFB; and

o

Improves Lipon, the core of the original ORNL technology.

•

“Long Life Thin Film Battery and Method Therefor” U.S. Patent No. 6,994,933 B1 (Feb. 7, 2006)

o

Creates a thin-film protective coating that makes the Oak Ridge TFB more durable through resistance to oxygen and moisture.

•

“Long Life Thin Film Battery and Method Therefor” U.S. Patent No. 7,524,577  B2 (Apr 28, 2009)

o

Protects the battery from air exposure;

o

Allows the battery to survive solder reflow conditions; and

o

Allows a high-temperature thin film battery to operate at temperatures up to 170ºC.

•

“Getters for Thin Film Battery Hermetic Package” U.S. Patent No 7,553,582 B2 (Jun 30, 2009)

o

Further improves TFB packaging and the ability to withstand environmental pressures.  In particular, improved long-life TFB packages including getters and methods for making improved long-life TFB packages.

•

“Thin Film Battery and Electrolyte Therefor” U.S. Patent No 7,410,730 B2 (Aug. 12, 2008)

o

New composition for a Lipon-based electrolyte;

o

Improves the mechanical properties of a thin film electrolyte; and

o

Notice of allowance of all twenty-four claims received from USPTO on 24 March, 2008.

•

“Thin Film Batteries for Low-Voltage Applications” USPTO three patents pending in Korea, Japan and Hong Kong

o

Develops a TFB that operates between 2 V and 1 V.

Need for any Governmental Approval of Principal Products or Services

The United States prohibits certain technology from being exported to a number of countries, including, but not limited to countries where the export of the technology would not otherwise be in furtherance of world peace and the security and foreign policy of the United States.   Based upon this policy, our thin-film battery technology could be subject to some exportation limitations.

Effect of Existing or Probable Governmental Regulations on the Business

Exchange Act

We are subject to the following regulations of the Exchange Act and applicable securities laws, rules and regulations promulgated under the Exchange Act by the SEC.  Compliance with these requirements of the Exchange Act increases our legal and accounting costs.

Smaller Reporting Company

We are subject to the reporting requirements of Section 13 of the Exchange Act, and subject to the disclosure requirements of Regulation S-K of the SEC, as a “smaller reporting company , ” including, but not limited to, a scaled down description of our business in SEC filings; no requirements to include risk factors in Exchange Act filings; no requirement to include certain selected financial data and supplementary financial information in SEC filings; not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act; reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements that we file under the Exchange Act; no requirement for Sarbanes-Oxley Act Section 404(b) auditor attestations of internal control over financial reporting; and exemptions from the requirements of holding an annual nonbinding advisory vote on executive compensation and seeking nonbinding stockholder approval of any golden parachute

payments not previously approved.    That designation will relieve us of some of the informational requirements of Regulation S-K.

Sarbanes/Oxley Act

W e are also subject to the Sarbanes-Oxley Act of 2002.  The Sarbanes/Oxley Act created a strong and independent accounting oversight board to oversee the conduct of auditors of public companies and strengthens auditor independence.  It also requires steps to enhance the direct responsibility of senior members of management for financial reporting and for the quality of financial disclosures made by public companies; establishes clear statutory rules to limit, and to expose to public view, possible conflicts of interest affecting securities analysts; creates guidelines for audit committee members’ appointment, compensation and oversight of the work of public companies’ auditors; management assessment of our internal controls; prohibits certain insider trading during pension fund blackout periods; requires companies and auditors to evaluate internal controls and procedures; and establishes a federal crime of securities fraud, among other provisions. Compliance with the requirements of the Sarbanes/Oxley Act will substantially increase our legal and accounting costs.

Exchange Act Reporting Requirements

Section 14(a) of the Exchange Act requires all companies with securities registered pursuant to Section 12(g) of the Exchange Act like we are to comply with the rules and regulations of the SEC regarding proxy solicitations, as outlined in Regulation 14A.  Matters submitted to shareholders at a special or annual meeting thereof or pursuant to a written consent will require us to provide our shareholders with the information outlined in Schedules 14A (where proxies are solicited) or 14C (where consents in writing to the action have already been received or anticipated to be received) of Regulation 14, as applicable; and preliminary copies of this information must be submitted to the SEC at least 10 days prior to the date that definitive copies of this information are forwarded to our shareholders.

We are also required to file annual reports on Form 10-K and quarterly reports on Form 10-Q with the SEC on a regular basis, and will be required to timely disclose certain material events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in a Current Report on Form 8-K.

Research and Development Costs During the Last Two Fiscal Years

We have not incurred any research and development expenses during our past two fiscal years ended December 31, 2011, and 2010.

Cost and Effects of Compliance with Environmental Laws

We believe there are no environmental compliance issues regarding our thin-film battery technology or our present and anticipated business operations.

Number of Total Employees and Number of Full-Time Employees

We currently have one full-time employee, Jeffrey John Flood, our President, CEO, Secretary and Treasurer, who also serves on our Board of Directors; however, we intend to assemble a team of knowledgeable persons to further design the processes and mechanisms for commercial scale manufacturing of our thin-film batteries.

Reports to Security Holders

You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may also find all of the reports or registration statements that we have filed electronically with the SEC at its Internet site at www.sec.gov.  Please call the SEC at 1-202-551-8090 for further information on this or other Public Reference Rooms.  Our SEC reports and registration statements are also available from commercial document retrieval services, such as CCH Washington Service Bureau, whose telephone number is 1-800-955-0219.

Carbon Strategic

In addition to the information presented below, see Item 2.01 above for a general description of the business done and intended to be done by us through our wholly-owned subsidiary, Carbon Strategic, and the present status and development of Carbon Strategic’s REDD Carbon Credit projects.  Our REDD Carbon Credit projects will continue to require additional funding; and we believe that sources for required funding of our current projects and to complete their development will be available to us through equity or debt financing from private and public sources. According to the Nicholas Institute for Environmental Policy Solutions, based at Duke University, Working Paper, NI WP 11-01, February 2011, citing the World Bank, State and Trends of the Carbon Market, 2012, Washington, D. C., “Six countries -Australia, France, Japan, Norway, the United Kingdom and the United States - pledged $3.5 billion of fast-start support for REDD+2F3 for the period 2010 to 2012.  Since then, additional countries have joined, including the European Union, Germany, Slovenia, and Spain, bringing total fast-start pledges for REDD+ to over $4.5 billion.” We believe this trend will continue as the focus on climate change grows; however, no assurance can be given that we will be successful in obtaining any such funding or private funding on acceptable terms or that our projects will be successful.

We also expect to continue to obtain Service Agreements in our current areas of REDD Carbon Credit development, and in other areas, in the future.  We will principally focus on projects that have the lowest risks and the highest potential returns.  See Item 2.01 above for information about what we believe are general related risks of these projects.

Principal Products or Services and Their Markets

We have no products and our services comprise the development of carbon origination and REDD Carbon Credit marketing and sales.  Our REDD Carbon Credit projects have not yet been awarded any carbon credits; we are at stage 5 (of stages 1 through 9) of our REDD Project Development Process outlined in Item 2.01 above.  If and when we are awarded any REDD Carbon Credits from our projects, it will follow an extensive process by which we will be required to submit documentation to an independent international standard body; once our documentation and submissions are independently audited, verified and accepted, a project is issued carbon credits in almost equal tranches each year of the 30 year duration of the project.  Our projects are contracted for 20 years.  This process is achieved through internationally recognized standard bodies such as Verified Carbon Standard (“VCS”), which is the most widely used greenhouse gas verification program in the global voluntary carbon market, according to its website.  It goes on to say “More than 800 projects around the world have used VCS to curb more than 92 million tones of GHG emissions.  For each tonne, a credit known as a Verified Carbon Unit (“VCUs”) can be issued and permanently listed on the central VCS Project Database.”  Whoever owns the forests that are the subject of the projects or whoever has contractually agreed to own the carbon credits awarded owns them; we have the power of attorney to control and market the REDD Carbon Credits on behalf of these owners in our projects.

Presently, there is no established trading market for REDD Carbon Credits; however, the potential market is worldwide.  On November 19, 2012, The Associated Press reported in the Salt Lake Tribune published in Salt Lake City, Utah, that the State of California had sold out its first pollution permits as part of a landmark offensive against greenhouse gas emissions at its inaugural auction.  As reported, each of the 23.1 million permits allowed for the release of one ton of carbon, and sold for $10.09 per permit, according to the California Air Resources Board. California continues to champion market-based measures in the United States through its Global Warming Solutions Act of 2006 (Assembly Bill 32 [AB 32]), which required California to cut greenhouse gas emissions to 1990 levels by 2020.  Though only 8% of all carbon offsets can come from REDD Carbon Credits in the California plan, carbon credit market participants believe the California actions could increase demand for REDD Carbon Credits to more than three to five times these amounts in the United States markets.

We believe that REDD Carbon Credits will be fungible and tradeable worldwide.

United Nations Framework Convention for Climate Change (“UNFCCC”) has indicated that REDD Carbon Credits will be an important component of its post-2012 emissions trading proposals, though it is not anticipated that this will occur until 2015.

Generally, we believe these markets will include institutional, governmental, investment traders, corporations in these carbon emission industries and public investors.  In the recent California auction, it was reported that approximately 97% of the permits sold were purchased by companies regulated under the California program and three percent were purchased by financial traders.

Distribution Methods of the Products or Services

See the heading “Principal Products or Services and Their Markets” of this Item directly above.  We are in the process of developing a plan for the distribution and sale of any REDD Carbon Credits awarded our projects once we have completed all development stages of our REDD Carbon Credit projects and have submitted the requisite documentation and had carbon credits awarded to these projects.

Competitive Business Conditions and Smaller Reporting Company’s Competitive Position in the Industry and Methods of Competition

The competition in our business is intense and is expected to grow exponentially.  There are carbon credit projects worldwide, involving governments, companies that emit carbon in their business operations and pubic and private investors, among others, and funding for these projects is being provided by numerous organizations, including UNFCCC and numerous countries.  However, presently, there is little question that most competitors in this industry have substantially more assets, goodwill, personnel, contacts and other business advantages than we do.  We intend to rely on our innovation, hard work and experience in competing in this industry.

Sources and Availability of Raw Materials and Names of Principal Suppliers

There is no shortage of available forest that can be developed as REDD Carbon Credit projects, worldwide.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, including Duration

See Item 2.01 above for a description of our REDD Carbon Credit projects and their contracts.

Need for any Governmental Approval of Principal Products or Services

See the heading “Principal Products or Services and Their Markets” of this Item directly above, along with Item 2.01 above.

Effect of Existing or Probable Governmental Regulations on the Business

See the heading “Principal Products or Services and Their Markets” of this Item directly above, along with Item 2.01 above.

Research and Development Costs During the Last Two Fiscal Years

We had no research and development expenses during quarter ended September 30, 2012, and the last two fiscal years ended June 30, 2012, and 2011.  See the caption “Financial Statements” below.

Cost and Effects of Compliance with Environmental Laws

Our REDD Carbon Projects are all environmental related; however, we do not believe that any component of the developmental process should be measured in costs of compliance with environmental laws; it is intended that our projects will improve the environment.  See the previous heading, “Research and Development Costs During the Last Two Fiscal Years.”

Number of Total Employees and Number of Full-Time Employees

We currently have one full-time employee, Jeffrey John Flood, our President, CEO, Secretary and Treasurer, who also serves on our Board of Directors.  We have also engaged a team of five consultants, including a chief technical officer; a materials and science consultant; an electrical and mechanical engineering handicap engineering specialist in battery manufacturing; a former CFO with specific experience in battery and technology companies; and a consultant with business management experience, electrical, technology and manufacturing experience, and practical experience as an electrician and a carpenter, who will be maintaining our facility and equipment.

FINANCIAL INFORMATION

When used in this Annual Report, the words “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” and similar expressions are intended to identify forward-looking statements regarding events, conditions, and financial trends that may affect our future plans of operations, business strategy, operating results, and financial position.  Persons reviewing this Annual Report are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors.  Such factors are discussed further below under “Trends and Uncertainties,” and also include general economic factors and conditions that may directly or indirectly impact our financial condition or results of operations.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Plan of Operation (Oak Ridge and Carbon Strategic)

With the recent closing of the SPA between us, Newmark and Carbon Strategic, whereby we acquired Carbon Strategic as our wholly-owned subsidiary and its REDD Carbon Credit projects (see Items 1.01 and 2.01 and the caption “Business” of this Item above), and our recent purchase of equipment to further our development of the manufacturing process of our thin-film batteries, along with our recent lease of premises in Melbourne, Florida, at which we will maintain offices, our research and development equipment and laboratory, together with storage space. We will formulate a Plan of Operation over the next few months for inclusion in our 10-K Annual Report for the year ended December 31, 2012.  However, a review of the information provided in Item 2 and our business description under the caption “Business” of this Item above should adequately describe what our business plan and Plan of Operation has been during the past 12 months, including our plans for the remainder of this year.  Reference is also made to our 10-K Annual Report for the year ended December 31, 2011, for further information in this respect (excluding Carbon Strategic), a copy of which is referenced in Item 9.01, and which is incorporated herein by reference.

It is the intention of Carbon Strategic to change its fiscal year end of June 30 to a calendar year end, commencing the calendar year ended December 31, 2012.

Results of Operations

For the 12 month periods ended June 30, 2012 and 2011

During the fiscal year ended June 30, 2012, we had a net loss of $ 10,989 , of which $1 1,002 was attributable to administrative expenses.  During the fiscal year ended June 30, 2011, we had a net loss of $ 25,505 .  Our revenues for 2012 and 2011 were $0. During fiscal 2012, we had not been actively seeking new Carbon Credit project development contracts or clients.  As a result, our cost base was lower. However despite not seeking additional contracts, we secured further Carbon Credit project contracts and have managed to develop a significant pipeline of sources for additional potential projects.

Administrative expenses were $ 11,002 during the fiscal year ended June 30, 2012, compared to $ 13,312 during the fiscal year ended June 30, 2011.  These charges consisted of rent, utilities, travel expenses, legal and professional charges and other miscellaneous charges related to general business operations.  Decreases in General and Administrative expenses were due to decreased commercial activities in the Carbon Credit projects.  We had $1 in interest income for the fiscal years ended June 30, 2012, and 2011, with $12 in exchange differences for the year ended June 30, 2012, compared to $ 3,516 in exchange differences in the previous year. The reduction in our commercial activity reduced these expenses in 2012.

We have a total loss from inception through June 30, 2012, of $ 721,355 .

For the Three month periods ended September 30, 2012 and 2011

During the quarter ended September 30, 2012, we had a net loss of $ 1,832 , of which $ 1,678 was attributable to administrative expenses.  During this same quarter ended September 30, 2011, we had a net loss of $1, 751 .  Our revenues for both quarters ended September 30, 2012, and 2011 were $0. Commercial activity was of a similar nature at the same time of year in fiscal 2012 and 2011, although overall in 2012, we were less active in pursuing Carbon Credit projects than in 2011, as evidenced by the yearly figures.

Administrative expenses were $ 1,782 in the quarter ended September 30, 2012, compared to $ 1,751 for the quarter ended September 30, 2011.  These charges consisted of rent, utilities, travel expenses, legal and professional charges and other miscellaneous charges related to general business operations.  Commercial activity was of a similar nature at the same time of year in 2012 and 2011.  Overall, in 2012, we were less active than in 2011 as evidenced by the yearly figures.  We had $ 50 in finance costs in the three months ended September 30, 2012, compared to $ 0 for the three months ended September 30, 2011.  We had $0 in consulting and professional expenses in the both quarters ended September 30, 2012, and 2011.  Commercial activity was of a similar nature at the same time of year in 2012 and 2011, when we were not focusing on adding new Carbon Credit projects.  Overall, in fiscal 2012, we were less active than in fiscal 2011 as evidenced by our yearly figures. We had $0 in interest income for the quarters ended June 30, 2012, and 2011, with $ 50 in exchange differences for the quarter ended September 30, 2012, compared to $0 in exchange differences in the quarter ended September 30, 2011 .

We have a total loss from inception through September 30, 2012 , of $ 723,156 .

Liquidity and Capital Resources

We incurred a net loss of $10,989 for the year ended June 30, 2012. Cash on hand totaled $1,408 .  We are seeking additional debt or equity financing.  We can provide no assurances that if additional funds are needed by us that we will be able to obtain such financing.  Due to the economic downturn and a difficult financing environment, we may have to change our development plan.  We have secured a $2 million loan commitment to finance our business operations for the next 12 months from Newmark Investment Limited, our principal stockholder and the former owner of Carbon Strategic .  $1 ,7 00,000 has been advanced to us to date .  The terms of the loan, which is not represented by a written instrument, include interest at 6% per annum; interest shall be paid quarterly on the principal then outstanding; the initial term of the loan will be 12 months from the date of first advance or November 2, 2012; the loan can be extended for another 12 months if we require additional time; the loan facility maximum period is 24 months from the date of first advance; the total loan or part of the loan can be converted to fully paid shares of common stock of Oak Ridge at Newmark ’s request at the end of loan period; and our shares issued on conversion will be at a 50% discount of the volume weighted average price (“VWAP”) of the common stock of Oak Ridge on the OTCBB or the principal nationally recognized U.S. market on which such shares of common stock publicly trade, for the 50 day VWAP prior to any such conversion, provided however, notwithstanding the foregoing, the minimum conversion price shall not be less than USD$0.20 per share, which is the approximate current trading price of our common stock that has a limited trading volume on the OTCBB under the trading symbol “OKME.”

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements for the year ended June 30, 2012.

PROPERTIES

Thin Film Battery

Our current principal executive office space is provided by Mark L. Meriwether, one of our directors, at his residence at 3046 E. Brighton Place, Salt Lake City, Utah 84121, at no cost.

On November 18, 2012, we entered into a 36 month Lease Agreement with North Dow LLC to lease a 12,100 square foot facility in Melbourne, Florida, of which approximately 2,000 square feet will be utilized as office space; approximately 9,600 square feet will house our research and development laboratory and small scale manufacturing facility for our thin-film battery technology; and approximately 500 square feet will be used for storage.  Exhibit A of the Lease Agreement is structured so that we only pay for 7,500 square feet of the leased space for the first year for a total monthly lease payment of $5,651.13; 9,800 square feet of the leased space and a total monthly lease payment of $7,384.14 for the second year; and 12,100 square feet of the leased space and a total monthly lease payment of $9,117.15 for the last year of the lease.  No payment is required of us for November and December of 2012.  Each monthly lease payment includes property taxes, insurance, CAM and sales tax.  We were also required to pay a $9,117.15 security deposit.  See our 8-K Current Report dated November 18, 2012, and filed with the SEC on November 21, 2012, and which is incorporated herein by reference.  See Item 9.01.

On October 31, 2012, we entered into an Equipment Purchase and Sale Agreement with Planar Energy Devices, Inc., a Delaware corporation (“Planar”), whereby we agreed to purchase certain equipment that we had sold to Planar in 2008.  The equipment was previously utilized by us in our thin-film battery research and development.  The equipment was purchased for $350,000.  See our 8-K Current Report dated October 31, 2012, and filed with the SEC on November 6, 2012, and which is incorporated herein by reference.  See Item 9.01.

On November 30, 2012, we acquired additional equipment from Planar for $400,000 to further develop our manufacturing process of our thin-film batteries and to increase the licensing or joint venture prospects of commercializing our technology for micro-power needs and other high-power needs.  See our 8-K Current Report dated November 30, 2012, and filed with the SEC on December 6, 2012, and which is incorporated herein by reference.

Our association with the Oak Ridge National Laboratory (“ORNL”) allows us, through the ORNL Laboratory’s user program for corporations (also available to other licensees of the thin-film battery technology), to gain access to specialized equipment. This eliminates the need for us to purchase expensive equipment that is infrequently used, but is critically important to our intended business.

For information about Carbon Strategic’s properties or projects, see the headings “REDD Carbon Credit Papua New Guinea Projects” and “REDD Carbon Credit Indonesian Projects” in Item 2.01. The information provided in under those headings is incorporated herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

Security Ownership of Certain Beneficial Owners

The following tables set forth the share holdings of those persons who were principal shareholders owning 5% of more of our common stock as of the date of this Current Report.

Ownership of Principal Stockholders

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Newmark Investment Limited(2)	92,000,000 shares	92%

(1) Percentages are based on 100,000,000 shares of common stock being outstanding on the date of this Current Report.

(2) Newmark is a corporation organized under the laws of Hong Kong, and its CEO is Hong Jia He; the ownership is direct.

Security Ownership of Management

The following table sets forth the share holdings of our directors and executive officers as of the date of this Annual Report:

Ownership of Officers and Directors

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Jeffrey John Flood	0.0%
Common Stock	Mark L. Meriwether	2,934,667(2)	2.93%

(1) Percentages are based on 100,000,000 shares of common stock being outstanding on the date of this Current Report.

(2) Mr. Meriwether beneficially owned 934,667 shares prior to the closing of the SPA.  Mr. Meriwether received 3,000,000 shares of our common stock under the Termination of Employment Fee Agreement described above under the heading “Meriwether Agreements” of this Item 1.01 above.  He conveyed 600,000 of these shares, 400,000 to the Company’s legal counsel and 200,000 of these shares to one of his adult children at his cost, on his receipt of the 3,000,000 shares he received under the SPA.  He also gave 400,000 of his prior holdings to two other adult children. See Mr. Meriwether’s Form 4, a copy of which is referenced herein in Item 9.01, and which is incorporated herein by reference.  These holdings include 69,277 shares owned by his wife; and 35,669 shares owned indirectly by an entity owned by Mr. Meriwether.

Changes in Control

The closing of the SPA on October 8, 2012, resulted in a change in control of our Company.  Newmark or its designees were issued 94,130,440 shares, which equals approximately 94.1% of our outstanding voting securities.  See Item 1.01 and Item 5.02.  The information required for this heading is incorporated herein from these Items.

DIRECTORS AND EXECUTIVE OFFICERS

Identification of Our Directors and Executive Officers

The following table sets forth, in alphabetical order, the names and the nature of all positions and offices held by all directors and executive officers of our Company for the calendar year ended December 31, 2011, and to the date of this Current Report, and the period or periods during which each such director or executive officer has served in his respective positions.

Name	Positions Held	Date of Election or Designation	Date of Termination or Resignation
Mark L. Meriwether	Vice President CEO President President Director Secretary Treasurer	03/04/13 03/31/02 02/14/01 03/31/02 02/14/01 02/14/01 02/14/01	* 10/08/12 01/15/02 10/08/12 * 10/08/12 10/08/12
Jeffrey J. Flood	CEO	10/08/12	*
	President	10/08/12	*
	Director	10/08/12	*
	Secretary	10/08/12	*
	Treasurer	10/08/12	*

*

Presently serves in the capacities indicated opposite his name.

Background and Business Experience

Mark L. Meriwether is 55 years of age.  He has been a director of Oak Ridge since 2001, and served as its President, Secretary and Treasurer from 2001 until October 8, 2012 ; he was elected as Vice President on March 4, 2013 .  He was primarily responsible for the day to day operations of Oak Ridge, including overseeing its fund raising activities, its research and development of its thin-film battery technology and licensing discussions, among other duties.  For the past 22 years, he has also been involved in providing consulting services to public and private companies in the areas of corporate restructuring, reorganizations, mergers and funding, as an independent contractor.

Jeffrey John Flood is 44 years of age, and has been the Managing Director of Carbon Strategic since its inception, which he founded in 2006 and where he was responsible for the development of Carbon Strategic’s REDD Carbon Credit projects.  Carbon Strategic specializes in designing and developing project models for sustainable forest development and forest conservation through biodiversity, REDD (“Reduced Emissions from Deforestation and Degradation”) carbon mechanisms, sustainable forestry practices, carbon origination for renewable energy projects and strategic solutions for sustainable practice in industry.  Mr. Flood is also the current Managing Director of GreenCell Limited, an Australian company that has developed and patented technology for the efficient and commercially feasible sequestration of green house gas (“GHG”) emissions and the production of valuable biofuels with algae.

Mr. Flood has the following educational credentials:

•

University of Queensland, Brisbane, Bachelor of Science, 1990 (Majors Biochemistry/Physiology).

•

Queensland University of Technology, Brisbane (Bachelor of Applied Science) 1993.

•

University of Sydney (Bachelor of Applied Science)(Honors) 1997.

•

Griffith University, Gold Coast (Masters of Applied Science) 2002.

•

Adjunct Lecturer University of Sydney (2003 to 2006).

Mr. Flood also has the following academic awards:

•

AGFA-GERVENAIR prize for academic achievement.

•

DUPONT/AIR prize for academic achievement.

•

Member – World Association of Non-Governmental Associations.

Significant Employees

Presently, we have no employees who are not executive officers, but who are expected to make a significant contribution to our current or intended business.

Directorships Held in Other Reporting Companies

Our directors and executive officers hold no other positions in any other reporting companies under the Exchange Act.

Involvement in Certain Legal Proceedings

During the past ten years, no director, promoter or control person of our Company:

•

has filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•

was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting the following activities:

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

Engaging in any type of business practice; or

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

•

was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding bullet point, or to be associated with persons engaged in any such activity;

•

was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

•

was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

•

was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

any Federal or State securities or commodities law or regulation; or

any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

any law or regulation prohibiting mail or wire fraud in connection with any business activity; or

•

was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Promoters and Control Persons.

To the best of our management’s knowledge, no person who may be deemed to have been a promoter or founder of our Company was the subject of any of the legal proceedings listed under the heading “Involvement in Certain Legal Proceedings” above.

Compliance with Section 16(a) of the Exchange Act

Our shares of common stock are registered under the Exchange Act, and therefore the officers, directors and holders of more than 10% of our outstanding shares are subject to the provisions of Section 16(a), which requires them to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely upon review of the copies of such forms furnished to us during the fiscal year ended December 31, 2011, and to the date of this Current Report, the following filings were not timely filed:

Form Required to be Filed	Name and Address of Beneficial Owner	Filing Due Date	Actual Filing Date
Form 3	Newmark Investment Limited	10/19/12	11/10/12
Form 4	Mark L, Meriwether	04/20/11	04/24/12
Form 4	Mark L. Meriwether	01/07/09	01/24/11

Code of Ethics

We have adopted a Code of Ethics, a copy of which is attached hereto and referenced in Item 9.01, and which was attached as Exhibit 14 to our Annual Report on Form 10-KSB for the year ended December 31, 2003.  See Item 9.01.

Corporate Governance

Nominating Committee

We have not established a Nominating Committee because we have only two directors and executive officers, and we believe that we are able to effectively manage the issues normally considered by a Nominating Committee.

If we do establish a Nominating Committee, we will disclose this change to our procedures in recommending nominees to our Board of Directors.

Audit Committee

We have not established an Audit Committee because we have only two directors and executive officers and our business operations are conducted in one facility. We believe that we are able to effectively manage the issues normally considered by an Audit Committee.

If we do establish an Audit Committee, we will disclose this change to our procedures in recommending nominees to our Board of Directors.

EXECUTIVE COMPENSATION

All Compensation

The following table sets forth the aggregate compensation paid by us for services rendered during the periods indicated:

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other Compensation ($) (i)	Total Earnings ($) (j)
Mark L. Meriwether President Sec./Treas. & Director	09/30/12 12/31/11 12/31/10	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	$ 19,200 $ 14,400 $161,015	$ 19,200 $ 14,400 $161,015

Outstanding Equity Awards

We have no outstanding equity or similar awards.

Compensation of Directors

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Mark L. Meriwether	None	None	None	None	None	$19,200	$19,200
Jeffrey John Flood	None	None	None	None	None	*	*

*

It is anticipated that Mr. Flood will execute and deliver an Employment Agreement, the terms of which have not been negotiated or agreed upon.

Carbon Strategic

All Compensation

No compensation was paid to a director of Carbon Strategic for service as a director during the quarter ended September 30, 2012, or the two fiscal years ended June 30, 2012, and 2011.

Outstanding Equity Awards

Carbon Strategic has no outstanding equity or similar awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

The audited financial statements of Carbon Strategic for its fiscal years ended June 30, 2012, and 2011, together with its reviewed financial statements for the quarter ended September 30, 2012, were prepared in accordance with US GAAP accounting standards.  For prior information about us, excluding any information with respect to Carbon Strategic, see our referenced 10-K Annual Report for the year ended December 31, 2011, along with our three 10-Q Quarterly Reports for the quarters ended September 30, June 30 and March 31, 2012, copies of which are referenced in Item 9.01, and which are incorporated herein by reference.

Promoters and Certain Control Persons

See the heading “Transactions with Related Persons” above.

Parents of the Smaller Reporting Company

We have no parents.

Director Independence

We do not have any independent directors serving on our Board of Directors.

LEGAL PROCEEDINGS

Except as set forth in our 8-K Current Report dated December 21, 2012, which was filed with the SEC on December 31, 2012, and which is incorporated herein by reference in Item 9.01, we are not the subject of any pending legal proceedings; and to the knowledge of management, no proceedings are presently contemplated against us by any federal, state or local governmental agency.

To the knowledge of management, no director or executive officer is party to any action in which any has an interest adverse to us.

Carbon Strategic

Carbon Strategic is not the subject of any pending legal proceedings; and to the knowledge of management, no proceedings are presently contemplated against it by any extraterritorial or federal, state or local governmental agency.

To the knowledge of management, no director or executive officer of Carbon Strategic is party to any action in which any has an interest adverse to us.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is presently quoted on the OTC Bulletin Board of FINRA under the symbol “OKME” as reflected below, though the current trading volume is small.  No assurance can be given that any market for our common stock will continue in the future or be maintained.  If an “established trading market” ever develops in the future, the sale of “restricted securities” (common stock) pursuant to Rule 144 of the SEC by members of management or others, like Newmark or its designees, may have a substantial adverse impact on any such market.

The range of high and low bid quotations for our common stock during each quarter of the years ended December 31, 2012, 2011 and 2010 (excluding the quarter ended December 31, 2012, only), is shown below. Prices are inter-dealer quotations as reported by the NQB, LLC, and do not necessarily reflect transactions, retail markups, mark downs or commissions.

There was no public market for the one outstanding ordinary share of Carbon Strategic.

Period	High	Low

July 1, 2012 through September 30, 2012	$0.25	$0.055

April 1, 2012 through June 30, 2012	$0.15	$0.055

January 1, 2012 through March 31, 2012	$0.15	$0.055

October 1, 2011 through December 31, 2011	$0.30	$0.17

July 1, 2011 through September 30, 2011	$0.23	$0.18

April 1, 2011 through June 30, 2011	$0.32	$0.22

January 1, 2011 through March 31, 2011	$0.57	$0.153

October 1, 2010 through December 31, 2010*	$0.20	$0.05

July 1, 2010 through September 30, 2010	$0.03	$0.015

April 1, 2010 through June 30, 2010	$0.27	$0.0122

January 1, 2010 through March 31, 2010	$0.035	$0.015

*  Price reflects a one for 22 reverse split of our outstanding common stock effected on September 30, 2010.

Rule 144

The following is a summary of the current requirements of Rule 144:

	Affiliate or Person Selling on Behalf of an Affiliate	Non-Affiliate (and has not been an Affiliate During the Prior Three Months)
Restricted Securities of Reporting Issuers

During six-month holding period – no resales under Rule 144 Permitted.

After Six-month holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During six- month holding period – no resales under Rule 144 permitted.

After six-month holding period but before one year – unlimited public resales under Rule 144 except that the current public information requirement still applies.

After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Restricted Securities of Non-Reporting Issuers

During one-year holding period – no resales under Rule 144 permitted.

After one-year holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During one-year holding period – no resales under Rule 144 permitted. After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Holders

We currently have 483 stockholders of record, not including an indeterminate number who hold shares in “street name.”

Dividends

There are no present material restrictions that limit our ability to pay dividends on common stock or that are likely to do so in the future. We have not paid any dividends with respect to our common stock, with the exception of the dividend by which we effected a three for one forward split in 2004, and do not intend to pay dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	None
Equity compensation plans not approved by security holders	None	None	None
Total	None	None	None

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

Under the SPA between us, Newmark and Carbon Strategic that was closed on October 8, 2012, we issued 94,130,440 shares of our common stock comprised of Rule 144 defined “restricted securities” to Newmark and its designees; see Item 1.01 above.  These securities were issued under Regulation S of the SEC as sales exempt from registration under the Securities Act for non-“U.S. persons.”

We also issued Mark L. Meriwether 3,000,000 shares of our common stock comprised of Rule 144 defined “restricted securities” under the SPA; see Item 1.01 above and the heading “Meriwether Agreements.”  These shares were issued pursuant to the registration exemption contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), in a private placement not involving a public offering.

On April 18, 2012, we also issued Mark L. Meriwether 312,000 shares of our common stock comprised of Rule 144 defined “restricted securities” at $0.10 per share as payment for $31,200 owed to this related party, $12,000 for stockholder loan repayments and $19,200 as payment for compensation for services rendered in previous quarters.

These shares were also issued pursuant to the registration exemption contained in Section 4(2) of the Securities Act, in a private placement not involving a public offering.

Use of Proceeds of Registered Securities

There were no proceeds received by us during the calendar years ended December 31, 2011, 2010, or 2009, from the sale of registered securities.

Carbon Strategic

There were no proceeds received by Carbon Strategic from the sale of registered securities during the quarter ended September 30, 2012, and the two fiscal years ended June 30, 2012, and 2011..

Purchases of Equity Securities by Us and Affiliated Purchasers

With the exception of the 810,898 shares we acquired from Dr. John Bates and cancelled in 2011, which is described above under the heading “Business” of this Item, there were no purchases of our equity securities by us during the quarter ended September 30, 2012, or the years ended December 31, 2011, or 2010.  See our 8-K Current Report dated November 8, 2011, and filed with the SEC on November 11, 2011, and which is incorporated herein.  See Item 9.01.

Carbon Strategic

There were no purchases of by Carbon Strategic of shares of its equity securities during the quarter ended September 30, 2012, and the two fiscal years ended June 30, 2012, and 2011.

DESCRIPTION OF SECURITIES

We are authorized to issue 200,000,000 shares of common stock of a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock of a par value of one mill ($0.001) per share, effective December 17, 2012.  See our Certificate of Amendment to Articles of Incorporation (Exhibit 3.2); and our Information Statement filed with the SEC on November 19, 2012, and mailed to our stockholders on or before November 26, 2012, and which is incorporated herein by reference.  See Item 9.01.

The holders of our common stock are entitled to one (1) vote per share on each matter submitted to a vote at a meeting of our shareholders.  Our shareholders have no pre-emptive rights to acquire additional shares of our common stock or other securities; nor shall our shareholders be entitled to vote cumulatively in the election of directors or for any other purpose.  Our common stock is not subject to redemption rights and carries no subscription or conversion rights.  All shares of our common stock now outstanding are fully paid and non-assessable.

Indemnification of Directors and Officers

Colorado Law

Section 7-109-102 of the Colorado Code authorizes a Colorado corporation to indemnify any director against liability incurred in any proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Unless limited by the Articles of Incorporation, Section 7-109-105 authorizes a director to apply for indemnification to the court conducting the proceeding or another court of competent jurisdiction.  Section 7-109-107 extends this right to officers of a corporation as well.

Unless limited by the Articles of Incorporation, Section 7-109-103 requires that a corporation indemnify a director who was wholly successful in defending any proceeding to which he or she was a party against reasonable expenses incurred in connection therewith.  Unless limited by the Articles of Incorporation, Section 7-109-107 extends this protection to officers of a corporation as well.

Pursuant to Section 7-109-104, the corporation may advance a director's expenses incurred in defending any action or proceeding upon receipt of an undertaking and a written affirmation of his or her good faith belief that he or she has met the standard of conduct specified in Section 7-109-102.  Unless limited by the Articles of Incorporation, Section 7-109-107 extends this protection to officers of a corporation as well.

Regardless of whether a director, officer, employee or agent has the right to indemnity under the Colorado Code, Section 7-109-108 allows the corporation to purchase and maintain insurance on his or her behalf against liability resulting from his or her corporate role.

Articles of Incorporation

There are no provisions in our Articles of Incorporation that protect or indemnify our directors or executive officers beyond what is permitted by Colorado Law.

Bylaws

We currently have no Bylaws.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 8, 2012, in connection with the closing of the SPA with Newmark and Carbon Strategic, and pursuant to the terms of the SPA, Mark L. Meriwether resigned as our President, Secretary and Treasurer, while remaining on our Board of Directors.  Jeffrey John Flood, the Managing Director of Carbon Strategic, was designated to serve on our Board of Directors; the new Board of Directors elected Mr. Flood to the positions of President, Secretary and Treasurer.  The designation of Mr. Flood to the Board of Directors was the result of an increase in the number of members of our Board from one to two, with Mr. Meriwether filling the vacancy created by the increase in the Board’s size in accordance with the Colorado General Corporation Law by designating Mr. Flood to serve as a director of the Company until the next annual meeting of stockholders or his prior resignation or termination.  Officers serve at the discretion of the Board.

Mr. Flood is expected to execute a one (1) year Employment Agreement with the Company at a salary yet to be determined, according to the terms of the SPA.

Jeffrey John Flood is 44 years of age, and has been the Managing Director of Carbon Strategic since its inception, which he founded in 2006 and where he was responsible for the development Carbon Strategic’s REDD Carbon Credit projects.  Carbon Strategic specializes in designing and developing project models for sustainable forest development and forest conservation through biodiversity, REDD (“Reduced Emissions from Deforestation and Degradation”) carbon mechanisms, sustainable forestry practices, carbon origination for renewable energy projects and strategic solutions for sustainable practice in industry.  Mr. Flood is also the current Managing Director of GreenCell Limited, an Australian company that has developed and patented technology for the efficient and commercially feasible sequestration of green house gas (“GHG”) emissions and the production of valuable biofuels with algae.

Mr. Flood has the following educational credentials:

•

University of Queensland, Brisbane, Bachelor of Science, 1990 (Majors Biochemistry/Physiology).

•

Queensland University of Technology, Brisbane (Bachelor of Applied Science) 1993.

•

University of Sydney (Bachelor of Applied Science)(Honors) 1997.

•

Griffith University, Gold Coast (Masters of Applied Science) 2002.

•

Adjunct Lecturer University of Sydney (2003 to 2006).

Mr. Flood also has the following academic awards:

•

AGFA-GERVENAIR prize for academic achievement.

•

DUPONT/AIR prize for academic achievement.

•

Member – World Association of Non-Governmental Associations.

Mr. Flood had no relationship with us prior to closing of the SPA, though Carbon Strategic had executed a Letter of Intent with us regarding the acquisition of Carbon Strategic that expired on or about September 19, 2012.

There are no family relationships between any of our directors or executive officers.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

TABLE OF CONTENTS                                                                                                                             PAGES

FOR THE YEARS ENDED JUNE 30, 2012 AND 2011 AND FOR THE PERIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH JUNE 30, 2012

          Report of Independent Registered Public Accounting Firm                                                                 33

          Balance Sheets                                                                                                                                              34

Statements of Operations and Other Comprehensive Income (Loss)                                                 35

Statements of Changes in Stockholder’s Deficit                                                                                   36

Statements of Cash Flow                                                                                                                             37

Notes to the Financial Statements                                                                                                     38 - 47

CONDENSED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011 AND FOR THE PERIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH SEPTEMBER 30, 2012

Condensed Balance Sheet (Unaudited)                                                                                                49

Condensed Statements of Operations and Comprehensive Loss (Unaudited)                              50

Condensed Statements of Cash Flows (Unaudited)                                                                            51

Notes to the Condensed Financial Statements (Unaudited)                                                     52 - 57

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2012 AND 2011 AND FOR THE PERIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Officers and Directors

Carbon Strategic PTE LTD

We have audited the accompanying balance sheets of Carbon Strategic PTE LTD (a Singapore development stage company) as of June 30, 2012 and 2011, and the related statements of operations and other comprehensive income (loss), changes in stockholder’s deficit, and cash flows for the years ended June 30, 2012 and 2011, and for the period from October 8, 2008 (commencement of development stage) to June 30, 2012. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting, as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carbon Strategic PTE LTD as of June 30, 2012 and 2011, and the results of its operations and its cash flows for the years ended June 30, 2012 and 2011, and for the period from October 8, 2008 (commencement of development stage) to June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 5 to the financial statements, the Company has recurring losses and has not generated revenues from its planned principal operations.  These factors raise substantial doubt that the Company will be able to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anderson Bradshaw PLLC

Anderson Bradshaw PLLC

Salt Lake City, Utah

April 2, 2013

1

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

BALANCE SHEETS AS OF JUNE 30, 2012 AND 2011

	2012	2011

ASSETS

Current assets
Cash and cash equivalents	$ 1,408	$ 1,600

Total current assets	1,408	1,600

TOTAL ASSETS	$ 1,408	$ 1,600

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities
Accounts payable and accruals	$ 18,875	$ 21,190

Total current liabilities	18,875	21,190

Stockholder's Deficit
Share capital	1	1
Additional Paid-in Capital	630,006	617,679
Deficit accumulated during the development stage	(721,355)	(710,366)
Accumulated other comprehensive income (loss)	73,881	73,096
Total stockholder's deficit	(17,467)	(19,590)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$ 1,408	$ 1,600

The accompanying notes form an integral part of these financial statements.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED JUNE 30, 2012 AND 2011, AND FOR THE PERIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH JUNE 30, 2012

	2012	2011	From Inception (October 8, 2008) Through 2012

Revenue	$ -	$ -	$ -

Cost of service	-	-	-

Gross Income	-	-	-

Operating Expenses
General and administrative	11,002	13,312	646,428

Income (loss) from operations	(11,002)	(13,312)	(646,428)

Other income (loss)
Interest income	1	1	103
Transaction gains	12	3,516	7,785
(Loss) on sale of investment	-	(15,710)	(82,815)
Total other income (loss)	13	(12,193)	(74,927)

Income (loss) before tax	(10,989)	(25,505)	(721,355)
Income tax expenses	-	-	-

Net income (loss)	$ (10,989)	$ (25,505)	$ (721,355)

Other Comprehensive Income
Foreign currency translation adjustment	785	(337)	73,881
Total Comprehensive Income (loss)	$ (10,204)	$ (25,842)	$ (647,474)

The accompanying notes form an integral part of these financial statements.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

STATEMENTS OF CHANGES IN STOCKHOLDER’S DEFICIT

FOR THE PERIOD FROM INCEPTION THROUGH JUNE 30, 2012

	Share Capital	Additional Paid-in Capital	Accumulated Losses	Comprehensive Income/(Loss)	Total Equity(Deficit)

Issued capital at inception	$ 1		$ -	$ -	$ 1
Contributed capital		418,325			418,325
Net income (loss) for period	-		(8,268)		(8,268)
Foreign currency translation adjustment				31,269	31,269

Balance as at June 30, 2009	1	418,325	(8,268)	31,269	441,327

Contributed capital		199,354			199,354
Net income (loss) for period			(676,593)		(676,593)
Foreign currency translation adjustment				42,164	42,164

Balance as at June 30, 2010	1	617,679	(684,861)	73,433	6,252

Net income (loss) for period			(25,505)		(25,505)
Foreign currency translation adjustment				(337)	(337)

Balance as at June 30, 2011	1	617,679	(710,366)	73,096	(19,590)

Contributed capital		12,327			12,327
Net income (loss) for period			(10,989)		(10,989)
Foreign currency translation adjustment				785	785

Balance as at June 30, 2012	$ 1	$ 630,006	$ (721,355)	$ 73,881	$ (17,467)

The accompanying notes form an integral part of these financial statements.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2012 AND 2011, AND FOR THE PERIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH JUNE 30, 2012

	2012	2011	Inception Through 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (10,989)	$ (25,505)	$ (721,355)
Adjustment to reconcile net income/(loss) to net cash used in operations:
Loss on sales of investment		15,710	82,815
Changes in accounts payable and accruals	(1,466)	6,772	16,448
Net cash used in operating activities	(12,455)	(3,023)	(622,092)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments			(148,988)
Proceeds from sale of investments		75,461	75,461
Net cash provided by (used in) investing activities	-	75,461	(73,527)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of ordinary shares			1
Shareholder contributions	12,327	-	630,006
Loan from shareholder	-	-	71,610
Payments made on shareholder loan	-	(71,610)	(71,610)
Net cash provided by (used in) financing activities	12,327	(71,610)	630,007

Effect of foreign exchange rate on changes in cash	(64)	196	67,020
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(192)	1,024	1,408

Cash and cash equivalents at the beginning of the period	1,600	576	-

CASH AND CASH EQUIVALENTS AT END OF THE PERIOD	$ 1,408	$ 1,600	$ 1,408

Supplemental cash flow information
Cash paid for income taxes	-	-	-
Cash paid for interest	-	-	-

The accompanying notes form an integral part of these financial statements.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

These notes form an integral part of and should be read in conjunction with the accompanying accounts.

1.

Domicile and activities

The Company was incorporated on October 8, 2008 in Singapore with its principal place of business and registered office at 20, Cecil Street, #14-01 Equity Plaza, Singapore 049705.  The principal activities of the Company are those of general wholesale trade including carbon credit trading, specializing in designing and developing project models for sustainable forest development and forest conservation through biodiversity, REDD (“Reduced Emissions from Deforestation and Degradation”) carbon mechanisms, sustainable forestry practices, carbon origination for renewable energy projects and strategic solutions for sustainable practice in industry.

As of June 30, 2012, the ultimate holding company is Carbon Strategic Holdings Limited, incorporated in Australia.  See Note 6.

The Company is considered a development stage company.

2.

Summary of significant accounting policies

a)

Basis of preparation

The accounting and reporting policies of the Company conform to generally accepted accounting principles and practices.  The Company is considered to be in the development stage.

Foreign currency translation and transaction gains/losses

The financial statements of the Company are originally measured and presented in the currency of the primary economic environment in which the entity operates (its functional currency which is the Australian Dollar).  The financial statements have been converted to US Dollars for this presentation.  Assets and liabilities are translated at the exchange rate in effect as of the financial statement date, and the line items of the results of operations are translated using the weighted average exchange rate for the year. Translation adjustments from foreign exchange are included as a separate component of shareholders’ deficit. Gains and losses resulting from foreign currency transactions are included in the statements of operations.

Use of Management Estimates in Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

2.

Summary of significant accounting policies (Continued)

b)

Revenue recognition

Revenue is measured at the fair value of consideration received or receivable. Revenue is reduced for estimated customers returns, rebates and other similar allowances.

Sale of goods

Revenue from sale of goods is recognized when the Company has transferred  to the buyer the significant risk and rewards of ownership of the goods and retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold, the pricing becomes final, and the collectability is reasonably assured.

c)

Income taxes

The Company applies the asset and liability method of accounting for income taxes. The asset and liability method requires that current or deferred tax consequences of all events recognized in the financial statements are to be measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Income tax expense represents the sum of the tax currently payable and deferred tax. The tax currently payable is based on taxable profit for the year. Taxable profit differs from profit as reported profit or loss because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are not taxable or tax deductible.

Deferred tax is recognised on the differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and are accounted for using the balance sheet liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. Such assets and liabilities are not recognised if the temporary difference arises from goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at the end of each financial year and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the year when the liability is settled or the asset realised based on the tax rates (and tax laws) that have been enacted or substantively enacted by the end of the financial year. Deferred tax is charged or credited to profit or loss, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

2.

Summary of significant accounting policies (Continued)

        c)

    Income taxes  (Continued)

Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

Current and deferred tax are recognised as an expense or income in the statement of operations, except when they relate to items credited or debited directly to equity, in which case the tax is also recognised directly in equity, or where they arise from the initial accounting for a business combination. In the case of a business combination, the tax effect is taken into account in calculating goodwill or determining the excess of the acquirer’s interest in the net fair value of the acquiree’s identifiable assets, liabilities and contingent liabilities over cost.

d)

Foreign currency transactions and translation

In preparing the financial statements, transactions in currencies other than the entity’s functional currency are recorded at the rate of exchange prevailing on the date of the transaction. At the end of each financial year, monetary items denominated in foreign currencies are retranslated at the rates prevailing as of the end of the financial year. Non-monetary items carried at fair value that are denominated in foreign currencies are retranslated at the rates prevailing on the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not retranslated.

e)

Financial instruments

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values.

f)

Cash and cash equivalents

Cash and cash equivalents include cash in hand and bank deposits.

g)

Recent accounting pronouncements

The Company has reviewed all other recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its results of operations, financial position or cash flows. Based on that review, the Company believes that none of these pronouncements will have a significant effect on its current or future earnings or operations.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

3.

 Income tax

We did not provide any current or deferred income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. When it is more likely than not that a tax asset cannot be realized through future income, the Company must allow for this future tax benefit. We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carry-forwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry-forward period.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences for the periods presented are as follows:

	30 June 2012	30 June 2011
Net operating loss carry forward	$721,355	$710,366
Valuation allowance	(721,355)	(710,366)
Net deferred tax asset	$-	$-

This represents an increase in both the net operating loss carry forward and the valuation allowance of $10,988 and $25,504 for the years ended 30 June 2012 and 2011. A reconciliation of income taxes computed at the 35% statutory rate to the income tax recorded is as follows:

	30 June 2012	30 June 2011
Tax at statutory rate (35%)	$3,846	$8,927
Increase in valuation allowance	(3,846)	(8,927)
Net deferred tax asset	$-	$-

The Company did not pay any income taxes during the years ended June 30, 2012 or 2011 or since inception.  The net operating loss carry forward will expire in 2026. This carry forward may be limited upon the consummation of a business combination.

4.

Share capital

	2012	2011

Issued and fully paid
1 ordinary share	1	1

The holders of ordinary shares are entitled to receive dividends as and when declared by the Company. All ordinary shares carry one vote per share without restrictions. The ordinary shares have no par value.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

5.

Going concern

The Company has accumulated losses from inception through June 30, 2012 of $721,355, has had negative cash flows from operating activities, and has not yet commenced its planned principal operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management plans to further develop its carbon credit trading.  The Company has also completed a reverse merger with Oak Ridge Micro-Energy, Inc. (see Note 6).  If management is unsuccessful in these efforts, discontinuance of operations is possible.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

6.

Subsequent events

The Company has evaluated subsequent events through the date of this filing and determined the following subsequent events.

On September 26, 2012, the ultimate shareholder transferred its ownership interest in the Company to Newmark Investment Limited (“Newmark”), a corporation organized under the laws of Hong Kong.

On October 8, 2012, the Company and Newmark completed a Stock Purchase Agreement with Oak Ridge Micro-Energy, Inc., (“Oak Ridge”) a US public company, whereby Oak Ridge issued 94,130,440 shares of its common stock to Newmark in exchange for its ownership interest in the Company.  This transaction was accounted for in accordance with ASC 805-40 as a reverse acquisition of a subsidiary involved in thin film-battery research and development.  See unaudited pro forma financial information in Note 7, which shows the result of the reverse acquisition as if it was completed as of the balance sheet date for purposes of the balance sheet, and the beginning of the fiscal year ended June 30, 2012 for purposes of the income statement.

Concurrent with the Stock Purchase Agreement, the Company entered into an agreement to terminate an employment agreement with an officer of Oak Ridge for payment of $150,000 in cash plus the issuance of 3,000,000 shares of Oak Ridge, which agreement will be accounted for as compensation expense.

Concurrent with the Stock Purchase Agreement, the Company entered into a two year consulting agreement with an officer of Oak Ridge, whereby it transferred $550,000 to a trust account to settle all the debts of Oak Ridge, acquire a non-controlling interest in a subsidiary of Oak Ridge, and pay for consulting services for a two year period from the officer of Oak Ridge. The amount paid in excess of liabilities settled will be accreted to consulting expense over a two year period.

The Company received advances from Newmark in the amount of $700,000 to fund the above agreements, which was recorded as a contribution of capital.

The Company entered into a convertible note agreement with Newmark whereby Newmark will advance up to $2 million with quarterly interest payments due at a rate of 6%.  The note is convertible into Oak Ridge common stock at a 50% discount to the 50 day volume weighted average price, but in no case shall the conversion price be less that $0.20.  To date, $1.7 million has been advanced on the loan.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

7.

Unaudited Pro Forma Financial Information

CARBON STRATEGIC PTE LTD AND OAK RIDGE MICRO-ENERGY, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information gives effect to the terms of the Share Purchase Agreement on October 2, 2012 (the “SPA”).  The SPA was closed on October 8, 2012.

The transaction is treated as a reverse acquisition wherein all of the outstanding shares of Carbon Strategic were exchanged for 94,130,440 shares of the common stock of Oak Ridge Micro-Energy, Inc.  The historic financial statements of Carbon Strategic will be the historic statements of the combined entity. Pro forma financial information has been presented to provide full disclosure of the transaction.

The following unaudited pro forma consolidated financial statements are based on the historical financial statements of Carbon Strategic and Oak Ridge under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma consolidated balance sheet as of June 30, 2012 gives effect to the reverse acquisition as if it had been consummated on the balance sheet date, and the unaudited pro forma consolidated statement of operations for the twelve month period ended June 30, 2012 gives effect to the reverse acquisition as if it had been consummated at the beginning of the period.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Carbon Strategic Pte Ltd and Oak Ridge Micro-Energy, Inc., including the respective notes to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the reverse recapitalization been consummated during the period or as of the date for which the pro forma information is presented.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

7.

Unaudited Pro Forma Financial Information (Continued)

CARBON STRATEGIC PTE.LTD AND OAK RIDGE MICRO-ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As of June 30, 2012

	Carbon Stategic PTE.LTD.	Oak Ridge Micro-Energy, Inc.	Combined		Pro Forma Adjustments	Pro Forma Results
Assets
Current assets
Cash	$ 1,408	$ -	$ 1,408			$ 1,408
Prepaid expenses						-
Total current assets	1,408	-	1,408		-	1,408
Intangible assets (net)		15,325	15,325	(a)	485,311	500,636
Prepaid expenses				(d)	380,056	380,056
Total assets	$ 1,408	$ 15,325	$ 16,733		$ 865,367	$ 882,100

Liabilities and Equity
Current liabilities
Accounts payable & accruals	$ 18,875	$ 144,610	$ 163,485	(d)	$ (144,610)	$ 18,875
Related party debt		24,124	24,124	(d)	(24,124)	-
Deferred tax liability				(a)	170,749	170,749
Total current liabilities	18,875	168,734	187,609		2,015	189,624

Total liabilities	18,875	168,734	187,609		2,015	189,624

Equity
Common Stock	1	2,870	2,871	(b)	94,129
				(c)	3,000	100,000
Additional Paid in Capital	630,006	17,638,564	18,268,570	(a)	314,562
				(b)	(17,796,053)
				(b)	(94,129)
				(c)	297,000
				(d)	550,000	1,539,950
Stock subscriptions receivable						-
Accumulated deficit	(721,355)	(17,796,053)	(18,517,408)	(b)	17,796,053
				(c)	(300,000)	(1,021,355)
Accumulated other comprehensive income	73,881		73,881			73,881
Non-controlling interest		1,210	1,210	(d)	(1,210)	-
Total equity	(17,467)	(153,409)	(170,876)		863,352	692,476
Total liabilities and equity	$ 1,408	$ 15,325	$ 16,733		$ 865,367	$ 882,100

See notes to unaudited pro forma condensed consolidated financial information.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

7.

Unaudited Pro Forma Financial Information (Continued)

CARBON STRATEGIC PTE LTD AND OAK RIDGE MIRCO ENERGY, INC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Twelve months Ended June 30, 2012

	Carbon Strategic PTE LTD	Oak Ridge Micro-Energy, Inc.		Pro Forma Adjustments	Pro Forma Results

Revenues	$ -	$ -		$ -	$ -

Operating expenses:
General and administrative	11,002	86,647	(a)	194,124
			(c)	300,000
			(d)	190,028	781,801
Interest expense					-
Other expense (income)	(13)	436			423
Loss before taxes	(10,989)	(87,083)		(684,152)	(782,224)
Income tax benefit			(a)	68,300	68,300
Net loss for the period	(10,989)	(87,083)		(615,852)	(713,924)
Non-controlling interest		977			977
Net loss Oak Ridge shareholders	$ (10,989)	$ (86,106)		$ (615,852)	$ (712,947)
Income/(Loss) Per Share	NA	$ (0.03)			$ (0.01)

Weighted Average Shares Outstanding	NA	2,682,703	(c)	97,130,440	99,813,143

See notes to unaudited pro forma condensed consolidated financial information.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

7.

Unaudited Pro Forma Financial Information (Continued)

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

Pursuant to the Share Purchase Agreement on October 2, 2012 (the “SPA”), shareholders of Carbon Strategic transferred 100% of the ownership to Oak Ridge Micro-Energy, Inc. in exchange of 94,130,440 shares of the common stock of Oak Ridge Micro-Energy, Inc.(“Oak Ridge”). The shares of our Common Stock acquired by the Carbon Strategic stockholders in such transactions constitute approximately 94% of our issued and outstanding Common Stock on a fully-diluted basis giving effect to the share exchange.

The business combination was accounted for as a reverse merger, whereby Carbon Strategic is the continuing entity for financial reporting purposes and is deemed, for accounting purposes, to be the accounting acquirer of Oak Ridge. As a result of the merger, Carbon Strategic’s assets and liabilities were recorded at their historical carrying amounts, with no goodwill or other intangible assets recorded.

Concurrent with the Stock Purchase Agreement, the Company entered into an agreement to terminate an employment agreement with an officer of Oak Ridge for payment of $150,000 in cash plus the issuance of 3,000,000 shares of Oak Ridge, which agreement is accounted for herein as compensation expense (adjustment c), which was funded by Newmark as a capital contribution.

Concurrent with the Stock Purchase Agreement, the Company entered into a two year consulting agreement with an officer of Oak Ridge, whereby it transferred $550,000 to a trust account to settle all the debts of Oak Ridge, acquire a non-controlling interest in a subsidiary of Oak Ridge, and pay for consulting services for a two year period from the officer of Oak Ridge. The amount paid in as a capital contribution settled Oak Ridge liabilities, the balance being accreted to consulting expense over a two year period (adjustment d).

The historic financial statements of Carbon Strategic will be the historic statements of the combined entity. Pro forma financial information has been presented to provide full disclosure of the transaction.

Basis of Presentation

Certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted as permitted by SEC rules and regulations.

These pro forma unaudited condensed consolidated financial statements are not necessarily indicative of the results of operations that would have been achieved had the transaction actually taken place at the dates indicated and do not purport to be indicative of future position or operating results.

The unaudited pro forma condensed consolidated balance sheet was prepared combining the historical balance sheet of Carbon Strategic at June 30, 2012 and the historical balance sheet of Oak Ridge as described above.

Pro Forma Adjustments and Assumption

(a)   To record the acquisition of Oak Ridge using the acquisition method of accounting, including amortization of definite lived intangible and related deferred tax liability.

(b)

To recast Carbon Strategic using the capitalization of Oak Ridge.

(c)

To record the termination agreement referred to above as paid in capital and current expense.

(d)

To record the consulting agreement referred to above as paid in capital, payment of liabilities, elimination of non-controlling interest, and consulting expense.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011 AND FOR THE PERIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH SEPTEMBER 30, 2012

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

CONDENSED BALANCE SHEET AS OF SEPTEMBER 30, 2012 (Unaudited) AND JUNE 30, 2012

	SEPTEMBER 30,	JUNE 30,
	2012	2012

ASSETS

Current assets
Cash and cash equivalents	$ 1,349	$ 1,408
Prepaid expense	50,000	-
Total current assets	51,349	1,408

TOTAL ASSETS	$ 51,349	$ 1,408

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable and accruals	$ 21,021	$ 18,875

Total current liabilities	21,021	18,875

Stockholder's Deficit
Share capital	1	1
Additional paid-in capital	680,006	630,006
Deficit accumulated during the development stage	(723,156)	(721,355)
Accumulated other comprehensive income	73,477	73,881
Total stockholder's deficit	30,328	(17,467)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$ 51,349	$ 1,408

The accompanying notes form an integral part of these financial statements.

CARBON STRATEGIC PTE. LTD.

(Incorporated in Singapore)

(a Development Stage Company)

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011, AND FOR THE PERIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH SEPTEMBER 30, 2012

			Inception
			Through
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
	2012	2011	2012

Revenue	$ -	$ -	$ -

Cost of service	-	-

Gross loss	-	-	-

Operating Expenses
General & administrative	(1,782)	(1,751)	(648,179)

Income (loss) from operations	(1,782)	(1,751)	(648,179)

Other items of income
Interest income	-	-	103
Transaction gains	(50)	-	7,735
(Loss) on sale of investments	-	-	(82,815)
Total other items of income	(1,832)	(1,751)	(723,156)

Income (loss) before tax	(1,832)	(1,751)	(723,156)
Income tax expenses	-	-	-

Net income (loss)	$ (1,832)	$ (1,751)	$ (723,156)

Other Comprehensive Income
Foreign currency translation adjustment	(410)		73,477
Total Comprehensive Income (loss)	$ (2,242)	$ (1,751)	$ (649,679)

The accompanying notes form an integral part of these financial statements.

CARBON STRATEGIC PTE. LTD.

(Incorporated in Singapore)

(a Development Stage Company)

CONDENSED STATEMENTS OF CASH FLOWS (Unaudited)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011, AND FOR THE PRIOD FROM INCEPTION (OCTOBER 8, 2008) THROUGH SEPTEMBER 30, 2012

			Inception
			Through
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
	2012	2011	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (1,832)	$ (1,751)	$ (723,156)

Adjustment to reconcile net income/(loss) to net cash from operations:
Loss on sales of investment		-	82,815
Changes in prepaid expenses	(50,000)		(50,000)
Changes in other payables	2,146	1,641	18,594
Net cash from operating activities	(49,686)	(110)	(671,747)

CASH FLOWS FROM INVESTING ACTIVITY
Purchase of investments	-	-	(148,988)
Proceeds form sale of investments			75,461
Net cash from investing activities	-	-	(73,527)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of ordinary shares			1
Shareholder contributions	50,000	-	630,006
Loan from shareholder	-	-	121,610
Payments made on shareholder loan	-	-	(71,610)
Net cash from financing activities	50,000	-	680,007

Effect of foreign exchange rate on changes in cash	(373)	(35)	66,616
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(59)	(145)	1,349

Cash and cash equivalents at the beginning of the period	1,408	1,600	-

CASH AND CASH EQUIVALENTS AT END OF THE PERIOD	$ 1,349	$ 1,455	$ 1,349

Supplemental cash flow information
Cash paid for income taxes	-	-	-
Cash paid for interest	-	-	-

The accompanying notes form an integral part of these financial statements.

CARBON STRATEGIC PTE. LTD.

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE CONDENSED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Basis of Presentation

The interim financial data are unaudited; however, in the opinion of the management of the Company, the interim data includes all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of (a) the financial position at September 30, 2012, and June 30, 2012; (b) the results of operations for the three-month periods ended September 30, 2012, and 2011; and (c) cash flows for the three month periods ended September 30, 2012, and 2011. The financial statements should be read in conjunction with the Company’s audited financial statements for the year ended June 30, 2012.

The results of operations for the three month period ended September 30, 2012, are not necessarily indicative of those to be expected for the entire year.

Note 2 – Going Concern

The Company has accumulated losses since inception, has a working capital deficit and has not yet been able to generate profits from operations. Operating capital has been raised through advances from the director. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management plans are to seek additional debt or equity financing. If management is unsuccessful in these efforts, discontinuance of operations is possible. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3 – Subsequent Events

The Company has evaluated subsequent events through the date of this filing and determined the following subsequent events.

On October 8, 2012, the Company and Newmark completed a Stock Purchase Agreement with Oak Ridge Micro-Energy, Inc., (“Oak Ridge”) a US public company, whereby Oak Ridge issued 94,130,440 shares of its common stock to Newmark in exchange for its ownership interest in the Company.  This transaction was accounted for in accordance with ASC 805-40 as a reverse acquisition of a subsidiary involved in thin film-battery research and development.  See unaudited pro forma financial information in Note 7, which shows the result of the reverse acquisition as if it was completed as of the balance sheet date for purposes of the balance sheet, and the beginning of the fiscal year ended June 30, 2012 for purposes of the income statement.

Concurrent with the Stock Purchase Agreement, the Company entered into an agreement to terminate an employment agreement with an officer of Oak Ridge for payment of $150,000 in cash plus the issuance of 3,000,000 shares of Oak Ridge, which agreement will be accounted for as compensation expense.

Concurrent with the Stock Purchase Agreement, the Company entered into a two year consulting agreement with an officer of Oak Ridge, whereby it transferred $550,000 to a trust account to settle all the debts of Oak Ridge, acquire a non-controlling interest in a subsidiary of Oak Ridge, and pay for consulting services for a two year period from the officer of Oak Ridge. The amount paid in excess of liabilities settled will be accreted to consulting expense over a two year period.

CARBON STRATEGIC PTE. LTD.

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE CONDENSED FINANCIAL STATEMENTS (Unaudited)

Note 3 – Subsequent Events (continued)

The Company received advances from Newmark in the amount of $700,000 to fund the above agreements, which was recorded as a contribution of capital.

The Company entered into a convertible note agreement with Newmark whereby Newmark will advance up to $2 million with quarterly interest payments due at a rate of 6%. The note is convertible into Oak Ridge common stock at a 50% discount to the 50 day volume weighted average price, but in no case shall the conversion price be less than $0.20. To date, $1.7 million has been advanced on the loan.

Note 4 – Unaudited Pro Forma Financial Information

CARBON STRATEGIC PTE LTD AND OAK RIDGE MICRO-ENERGY, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated  financial information gives effect to the terms of the Share Purchase Agreement on October 2, 2012 (the “SPA”).  The SPA was closed on October 8, 2012.

The transaction is treated as a reverse acquisition wherein all of the outstanding shares of Carbon Strategic were exchanged for 94,130,440 shares of the common stock of Oak Ridge Micro-Energy, Inc.  The historic financial statements of Carbon Strategic will be the historic statements of the combined entity. Pro forma financial information has been presented to provide full disclosure of the transaction.

The following unaudited pro forma consolidated financial statements are based on the historical financial statements of Carbon Strategic and Oak Ridge under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma consolidated balance sheet as of September 30, 2012 gives effect to the reverse acquisition as if it had been consummated on the balance sheet date, and the unaudited pro forma consolidated statement of operations for the three month period ended September 30, 2012 gives effect to the reverse acquisition as if it had been consummated at the beginning of the period.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Carbon Strategic Pte Ltd and Oak Ridge Micro-Energy, Inc., including the respective notes to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the reverse recapitalization been consummated during the period or as of the date for which the pro forma information is presented.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

4.

Unaudited Pro Forma Financial Information (Continued)

CARBON STRATEGIC PTE.LTD AND OAK RIDGE MICRO-ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As of September 30, 2012

	Carbon Stategic PTE.LTD.	Oak Ridge Micro-Energy, Inc.	Combined		Pro Forma Adjustments	Pro Forma Results
Assets
Current assets
Cash	$ 1,349	$ -	$ 1,349		$ -	$ 1,349
Prepaid expenses	50,000		50,000			50,000
Total current assets	51,349	-	51,349		-	51,349
Intangible assets (net)		12,782	12,782	(a)	487,854	500,636
Prepaid expenses				(d)	362,760	362,760
Total assets	$ 51,349	$ 12,782	$ 64,131		$ 850,614	$ 914,745

Liabilities and Equity
Current liabilities
Accounts payable & accruals	$ 21,021	$ 148,270	$ 169,291	(d)	$ (148,270)	$ 21,021
Related party debt		38,139	38,139	(d)	(38,139)	-
Deferred tax liability				(a)	170,749	170,749
Total current liabilities	21,021	186,409	207,430		(15,660)	191,770

Total liabilities	21,021	186,409	207,430		(15,660)	191,770

Equity
Common Stock	1	2,870	2,871	(b)	94,129
				(c)	3,000	100,000
Additional Paid in Capital	680,006	17,638,564	18,318,570	(a)	317,105
				(b)	(17,815,892)
				(b)	(94,129)
				(c)	297,000
				(d)	550,000	1,572,654
Stock subscriptions receivable						-
Accumulated deficit	(723,156)	(17,815,892)	(18,539,048)	(b)	17,815,892
				(c)	(300,000)	(1,023,156)
Accumulated other comprehensive income	73,477		73,477			73,477
Non-controlling interest		831	831	(d)	(831)	-
Total equity	30,328	(173,627)	(143,299)		866,274	722,975
Total liabilities and equity	$ 51,349	$ 12,782	$ 64,131		$ 850,614	$ 914,745

See notes to pro forma condensed combined financial statements (unaudited).

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

4.

Unaudited Pro Forma Financial Information (Continued)

CARBON STRATEGIC PTE LTD AND OAK RIDGE MIRCO ENERGY, INC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended September 30, 2012

	Carbon Strategic PTE LTD	Oak Ridge Micro-Energy, Inc.		Pro Forma Adjustments	Pro Forma Results

Revenues	$ -	$ -		$ -	$ -

Operating expenses:
General and administrative	1,782	20,003	(a)	81,309
			(c)	300,000
			(d)	45,345	448,439
Interest expense					-
Other expense (income)	50	215			265
Loss before taxes	(1,832)	(20,218)		(426,654)	(448,704)
Income tax benefit			(a)	28,458	28,458
Net loss for the period	(1,832)	(20,218)		(398,196)	(420,246)
Non-controlling interest		380		(380)	-
Net loss Oak Ridge shareholders	$ (1,832)	$ (19,838)		$ (398,576)	$ (420,246)
Income/(Loss) Per Share	NA	$ (0.01)			$ (0.00)

Weighted Average Shares Outstanding	NA	2,682,703			100,000,000

See notes to pro forma condensed combined financial statements (unaudited).

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

4.

Unaudited Pro Forma Financial Information (Continued)

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

Pursuant to the Share Purchase Agreement on October 2, 2012 (the “SPA”), shareholders of Carbon Strategic transferred 100% of the ownership to Oak Ridge Micro-Energy, Inc. in exchange of 94,130,440 shares of the common stock of Oak Ridge Micro-Energy, Inc.(“Oak Ridge”). The shares of our Common Stock acquired by the Carbon Strategic stockholders in such transactions constitute approximately 94% of our issued and outstanding Common Stock on a fully-diluted basis giving effect to the share exchange.

The business combination was accounted for as a reverse merger, whereby Carbon Strategic is the continuing entity for financial reporting purposes and is deemed, for accounting purposes, to be the accounting acquirer of Oak Ridge. As a result of the merger, Carbon Strategic’s assets and liabilities were recorded at their historical carrying amounts, with no goodwill or other intangible assets recorded.

Concurrent with the Stock Purchase Agreement, the Company entered into an agreement to terminate an employment agreement with an officer of Oak Ridge for payment of $150,000 in cash plus the issuance of 3,000,000 shares of Oak Ridge, which agreement is accounted for herein as compensation expense (adjustment c), which was funded by Newmark as a capital contribution.

Concurrent with the Stock Purchase Agreement, the Company entered into a two year consulting agreement with an officer of Oak Ridge, whereby it transferred $550,000 to a trust account to settle all the debts of Oak Ridge, acquire a non-controlling interest in a subsidiary of Oak Ridge, and pay for consulting services for a two year period from the officer of Oak Ridge. The amount paid in as a capital contribution settled Oak Ridge liabilities, the balance being accreted to consulting expense over a two year period (adjustment d).

The historic financial statements of Carbon Strategic will be the historic statements of the combined entity. Pro forma financial information has been presented to provide full disclosure of the transaction.

Basis of Presentation

Certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted as permitted by SEC rules and regulations.

These pro forma unaudited condensed consolidated financial statements are not necessarily indicative of the results of operations that would have been achieved had the transaction actually taken place at the dates indicated and do not purport to be indicative of future position or operating results.

The unaudited pro forma condensed consolidated balance sheet was prepared combining the historical balance sheet of Carbon Strategic at September 30, 2012 and the historical balance sheet of Oak Ridge as described above.

Pro Forma Adjustments and Assumption

(a)

To record the acquisition of Oak Ridge using the acquisition method of accounting, including amortization of definite lived intangible and related deferred tax liability.

(b)

To recast Carbon Strategic using the capitalization of Oak Ridge.

(c)

To record the termination agreement referred to above as paid in capital and current expense.

(d)

To record the consulting agreement referred to above as paid in capital, payment of liabilities, elimination of non-controlling interest, and consulting expense.

(b)

Proforma financial information.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

FOR THE YEAR AND THREE MONTHS ENDED SEPTEMBER 30, 2012

CARBON STRATEGIC PTE LTD AND OAK RIDGE MICRO-ENERGY, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information gives effect to the terms of the Share Purchase Agreement on October 2, 2012 (the “SPA”).  The SPA was closed on October 8, 2012.

The transaction is treated as a reverse acquisition wherein all of the outstanding shares of Carbon Strategic were exchanged for 94,130,440 shares of the common stock of Oak Ridge Micro-Energy, Inc.  The historic financial statements of Carbon Strategic will be the historic statements of the combined entity. Pro forma financial information has been presented to provide full disclosure of the transaction.

The following unaudited pro forma consolidated financial statements are based on the historical financial statements of Carbon Strategic and Oak Ridge under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma consolidated balance sheet as of September 30, 2012 gives effect to the reverse acquisition as if it had been consummated on the balance sheet date, and the unaudited pro forma consolidated statement of operations for the three month period ended September 30, 2012 gives effect to the reverse acquisition as if it had been consummated at the beginning of the period.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Carbon Strategic Pte Ltd and Oak Ridge Micro-Energy, Inc., including the respective notes to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the reverse recapitalization been consummated during the period or as of the date for which the pro forma information is presented.

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

CARBON STRATEGIC PTE.LTD AND OAK RIDGE MICRO-ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As of September 30, 2012

	Carbon Stategic PTE.LTD.	Oak Ridge Micro-Energy, Inc.	Combined		Pro Forma Adjustments	Pro Forma Results
Assets
Current assets
Cash	$ 1,349	$ -	$ 1,349		$ -	$ 1,349
Prepaid expenses	50,000		50,000			50,000
Total current assets	51,349	-	51,349		-	51,349
Intangible assets (net)		12,782	12,782	(a)	487,854	500,636
Prepaid expenses				(d)	362,760	362,760
Total assets	$ 51,349	$ 12,782	$ 64,131		$ 850,614	$ 914,745

Liabilities and Equity
Current liabilities
Accounts payable & accruals	$ 21,021	$ 148,270	$ 169,291	(d)	$ (148,270)	$ 21,021
Related party debt		38,139	38,139	(d)	(38,139)	-
Deferred tax liability				(a)	170,749	170,749
Total current liabilities	21,021	186,409	207,430		(15,660)	191,770

Total liabilities	21,021	186,409	207,430		(15,660)	191,770

Equity
Common Stock	1	2,870	2,871	(b)	94,129
				(c)	3,000	100,000
Additional Paid in Capital	680,006	17,638,564	18,318,570	(a)	317,105
				(b)	(17,815,892)
				(b)	(94,129)
				(c)	297,000
				(d)	550,000	1,572,654
Stock subscriptions receivable						-
Accumulated deficit	(723,156)	(17,815,892)	(18,539,048)	(b)	17,815,892
				(c)	(300,000)	(1,023,156)
Accumulated other comprehensive income	73,477		73,477			73,477
Non-controlling interest		831	831	(d)	(831)	-
Total equity	30,328	(173,627)	(143,299)		866,274	722,975
Total liabilities and equity	$ 51,349	$ 12,782	$ 64,131		$ 850,614	$ 914,745

See notes to pro forma condensed combined financial statements (unaudited).

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

CARBON STRATEGIC PTE LTD AND OAK RIDGE MIRCO ENERGY, INC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended September 30, 2012

	Carbon Strategic PTE LTD	Oak Ridge Micro-Energy, Inc.		Pro Forma Adjustments	Pro Forma Results

Revenues	$ -	$ -		$ -	$ -

Operating expenses:
General and administrative	1,782	20,003	(a)	81,309
			(c)	300,000
			(d)	45,345	448,439
Interest expense					-
Other expense (income)	50	215			265
Loss before taxes	(1,832)	(20,218)		(426,654)	(448,704)
Income tax benefit			(a)	28,458	28,458
Net loss for the period	(1,832)	(20,218)		(398,196)	(420,246)
Non-controlling interest		380		(380)	-
Net loss Oak Ridge shareholders	$ (1,832)	$ (19,838)		$ (398,576)	$ (420,246)
Income/(Loss) Per Share	NA	$ (0.01)			$ (0.00)

Weighted Average Shares Outstanding	NA	2,682,703			100,000,000

See notes to pro forma condensed combined financial statements (unaudited).

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

CARBON STRATEGIC PTE LTD AND OAK RIDGE MIRCO ENERGY, INC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Twelve months Ended June 30, 2012

	Carbon Strategic PTE LTD	Oak Ridge Micro-Energy, Inc.		Pro Forma Adjustments	Pro Forma Results

Revenues	$ -	$ -		$ -	$ -

Operating expenses:
General and administrative	11,002	86,647	(a)	194,124
			(c)	300,000
			(d)	190,028	781,801
Interest expense					-
Other expense (income)	(13)	436			423
Loss before taxes	(10,989)	(87,083)		(684,152)	(782,224)
Income tax benefit			(a)	68,300	68,300
Net loss for the period	(10,989)	(87,083)		(615,852)	(713,924)
Non-controlling interest		977			977
Net loss Oak Ridge shareholders	$ (10,989)	$ (86,106)		$ (615,852)	$ (712,947)
Income/(Loss) Per Share	NA	$ (0.03)			$ (0.01)

Weighted Average Shares Outstanding	NA	2,682,703	(c)	97,130,440	99,813,143

See notes topro forma condensed combined financial statements (unaudited).

CARBON STRATEGIC PTE LTD

(Incorporated in Singapore)

(a Development Stage Company)

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

Pursuant to the Share Purchase Agreement on October 2, 2012 (the “SPA”), shareholders of Carbon Strategic transferred 100% of the ownership to Oak Ridge Micro-Energy, Inc. in exchange of 94,130,440 shares of the common stock of Oak Ridge Micro-Energy, Inc.(“Oak Ridge”). The shares of our Common Stock acquired by the Carbon Strategic stockholders in such transactions constitute approximately 94% of our issued and outstanding Common Stock on a fully-diluted basis giving effect to the share exchange.

The business combination was accounted for as a reverse merger, whereby Carbon Strategic is the continuing entity for financial reporting purposes and is deemed, for accounting purposes, to be the accounting acquirer of Oak Ridge. As a result of the merger, Carbon Strategic’s assets and liabilities were recorded at their historical carrying amounts, with no goodwill or other intangible assets recorded.

Concurrent with the Stock Purchase Agreement, the Company entered into an agreement to terminate an employment agreement with an officer of Oak Ridge for payment of $150,000 in cash plus the issuance of 3,000,000 shares of Oak Ridge, which agreement is accounted for herein as compensation expense (adjustment c), which was funded by Newmark as a capital contribution.

Concurrent with the Stock Purchase Agreement, the Company entered into a two year consulting agreement with an officer of Oak Ridge, whereby it transferred $550,000 to a trust account to settle all the debts of Oak Ridge, acquire a non-controlling interest in a subsidiary of Oak Ridge, and pay for consulting services for a two year period from the officer of Oak Ridge. The amount paid in as a capital contribution settled Oak Ridge liabilities, the balance being accreted to consulting expense over a two year period (adjustment d).

The historic financial statements of Carbon Strategic will be the historic statements of the combined entity. Pro forma financial information has been presented to provide full disclosure of the transaction.

Basis of Presentation

Certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted as permitted by SEC rules and regulations.

These pro forma unaudited condensed consolidated financial statements are not necessarily indicative of the results of operations that would have been achieved had the transaction actually taken place at the dates indicated and do not purport to be indicative of future position or operating results.

The unaudited pro forma condensed consolidated balance sheet was prepared combining the historical balance sheet of Carbon Strategic at September 30, 2012 and the historical balance sheet of Oak Ridge as described above.

Pro Forma Adjustments and Assumption

a.

To record the acquisition of Oak Ridge using the acquisition method of accounting, including amortization of definite lived intangible and related deferred tax liability.

b.

To recast Carbon Strategic using the capitalization of Oak Ridge.

c.

To record the termination agreement referred to above as paid in capital and current expense.

d.

To record the consulting agreement referred to above as paid in capital, payment of liabilities, elimination of non-controlling interest, and consulting expense.

(c)

Exhibits.

Exhibit No.

Exhibit Description

3.1

Amended and Restated Articles of Incorporation*

3.2

Certificate of Amendment to Articles of Incorporation

14

Code of Conduct*

*  Previously filed with our 8-KA-2 Current Report.

Documents Incorporated by Reference

The following SEC filings, together with Exhibits thereto, are incorporated herein by this reference, pursuant to Item 501(8) of Form 8-K of the SEC:

Current Report on Form 8-K dated March 4, 2013, and filed with the SEC on March 6, 2013.

Current Report on Form 8-K dated February 1, 2013, and filed with the SEC on February 7, 2013.

10.1

Consulting Agreement with Lithium Battery Engineering, LLC

10.2

Engineering Services Agreement with Mesdi Systems Incorporated

Current Report on Form 8-K dated February 20, 2013, and filed with the SEC on February 26, 2013

16.1

Letter regarding change in Certifying Accountant.

Current Report on Form 8-K dated December 21, 2012, and filed with the SEC on December 31, 2012.

Current Report on Form 8-K dated November 30, 2012, and filed with the SEC on December 6, 2012.

10.1

Equipment Purchase and Sale Agreement

Exhibit A – Equipment List

Exhibit B – Bill of Sale

Amended Current Report on Form 8-K/A dated October 2, 2012, and filed with the SEC on November 26, 2012.

  3.1

Amended and Restated Articles of Incorporation

14

Code of Conduct

Information Statement filed with the SEC on November 19, 2012, and mailed to our stockholders on or about November 21, 2012.

Current Report on Form 8-K dated November 18, 2012, and filed with the SEC on November 21, 2012.

10.1

Lease Agreement for Melbourne, Florida, facilities

Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, and filed with the SEC on November 16, 2012.

Current Report on Form 8-K dated October 31, 2012, and filed with the SEC on November 6, 2012.

10.2

Consulting Agreement with Mark L. Meriwether*

10.3

Termination Agreement with Mark L. Meriwether*

10.4

Form of Original Service Agreement in Papua New Guinea*

10.5

Form of Updated Service Agreement in Papua New Guinea*

10.6

Form of Original Service Agreement in Indonesia*

10.7

Form of Updated Service Agreement in Indonesia*

Mark L. Meriwether Form 4 dated October 8, 2012, and filed with the SEC on October 10, 2012.

Amended Current Report on Form 8-K/A dated October 2, 2012, and filed with the SEC on October 12, 2012.

10.1

Consulting Agreement with Mark L. Meriwether

10.2

Termination Agreement with Mark L. Meriwether

10.3

Form of Original Service Agreement in Papua New Guinea

10.4

Form of Updated Service Agreement in Papua New Guinea

10.5

Form of Original Service Agreement in Indonesia

10.6

Form of Updated Service Agreement in Indonesia

Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, and filed with the SEC on November 16, 2012.

Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and filed with the SEC on August 20, 2012.

Current Report on Form 8-K dated October 2, 2012, and filed with the SEC on October 9, 2012.

10.1

Stock Purchase Agreement dated October 2, 2012

Current Report on Form 8-K dated August 15, 2012, and filed with the SEC on August 15, 2012.

Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and filed with the SEC on May 21, 2012.

Current Report on Form 8-K dated April 18, 2012, and filed with the SEC on April 24, 2012.

Annual Report on Form 10-K for the year ended December 31, 2011, and filed with the SEC on April 16, 2012.

Current Report on Form 8-K dated November 8, 2011, and filed with the SEC on November 11, 2011.

10.1

Share Exchange Agreement

Exhibit A – 1  Assignment of General Rights

Exhibit A – 2  Assignment of Patent Application No. 63877

Exhibit A – 3  Assignment of U.S. Patent No. 6,818,356

Exhibit A – 4  Assignment of U.S. Patent No. 6,994,933 B1

Exhibit A – 5  Assignment of U.S. Patent No. 7,410,730 B2

Exhibit A – 6  Assignment of U.S. Patent No. 7,524,577 B2

Exhibit A – 7  Assignment of U.S. Patent No. 7,553,582 B2

Exhibit B - Accredited/Sophisticated Investor Questionnaire of Bates

Exhibit C - Accredited/Sophisticated Investor Questionnaire of Oak Ridge.

Current Report on Form 8-K dated March 10, 2008, and filed with the SEC on March 14, 2008.

10.1

Equipment Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE MICRO-ENERGY, INC.

Date:	April 18, 2013	By:	/s/ Jeffrey J. Flood
Jeffrey J. Flood
President, Chief Financial Officer, Controller, Secretary and Director